------------------------------------------------------------------
--------------
                              SHAREHOLDER LETTER
------------------------------------------------------------------
--------------

Dear Shareholders:

As President of Endeavor Series Trust, I am pleased to bring you performance, market and portfolio activity information on the portfolios of Endeavor Series
Trust ("Portfolios") for the fiscal year ended December 31, 1995. As you know, the Endeavor Variable Annuity represents a variety of Managers and a diverse choice of investment disciplines with distinctly different management styles.
Under the direction of the Endeavor Management Team, the Portfolios of
Endeavor Series Trust have delivered strong, competitive returns, while providing shareholders with a quality portfolio of investments.

The following pages include a section authored by members of the Endeavor
Management Team. Their discussions review general stock market trends and developments, discuss portfolio management strategies and performance for the period and include a few comments on how they see the future.

I would like to express my sincere appreciation for your continued support of the Endeavor Variable Annuity and Endeavor Series Trust. If you should have any thoughts or comments, please do not hesitate to contact us.

Sincerely,

James A. Shepherdson
President

February 15, 1996

------------------------------------------------------------------
--------------
                            MONEY MARKET PORTFOLIO
------------------------------------------------------------------
--------------

The Money Market Portfolio emphasizes principal protection and diversification by investing in high quality money market instruments. The
Portfolio was
specifically designed to meet the needs of shareholders seeking a competitive return with a high degree of safety.

PORTFOLIO PERFORMANCE DURING 1995

This year was a volatile period for short-term interest rates. The federal funds rate started the year at 5.50%, rose 0.50% to 6.00% by the end of January and subsequently fell 0.25% in both July and December to end the year where it began at 5.50%. This volatile pattern reflects the Federal
Reserve's policy of
tightening, and then gradually easing, credit conditions as inflation and real economic growth moderated during the year.

Anticipating the Federal Reserve Board (the "Federal Reserve") policy, we extended the Portfolio from a dollar-weighted average maturity of 30 days to 40 days during the second quarter, to 50 days in the third quarter, and finally, to 60 days in the fourth quarter. In comparison, the IBC/Donahue's All Taxable
Money Market Fund Index average maturity ended the year at 54 days. Our strategy is to be positioned with a moderately longer target maturity than the average money market fund to take advantage of the falling interest rate environment. This strategy resulted in a return of 5.54%, net of fees and expenses, for 1995.

OUTLOOK FOR 1996

In 1995, the U.S. economy attained a 2.5% rate of real growth in conjunction with a similar rate of inflation. Although the Federal Reserve has begun lowering interest rates, the Federal Reserve insists that the fight against inflation must persist due to the fear that stronger growth could reappear.
Given the government's commitment to fiscal discipline and a cautious consumer, we are concerned that the Federal Reserve's passion to control inflation may have the undesired effect of extinguishing the present modest level of growth.
Our interest rate forecast, which incorporates our view that the federal funds interest rate should decline to 4.50%, reflects our optimism that the Federal
Reserve will lower short-term interest rates thereby avoiding a recession.

We believe that the Portfolio's conservative investment philosophy continues to offer an excellent means of addressing our shareholders' short-term investment requirements. Although we seek competitive yields, our stringent credit standards are never compromised in the process. TCW Funds Management, Inc. does not hold derivative products in the Portfolio and has consistently maintained a conservative investment strategy towards new investment vehicles. We are pleased with the Portfolio's results and look forward to an equally successful
1996.

------------------------------------------------------------------
--------------
                      MANAGED ASSET ALLOCATION PORTFOLIO
 -----------------------------------------------------------------
--------------

As often occurs, the financial markets confounded the consensus of experts last year. Contrary to expectations, economic growth moderated, thereby reducing inflationary pressures and allowing the Federal Reserve Board (the
"Fed") to discontinue its restrictive policy. The resulting roughly 200 basis points plunge in bond yields to 6%--in part due to hopes for a budget deal-- coupled with continued strong corporate profit growth, enabled the stock market to enjoy one of its best years in history. As is usually the case when interest rates are declining sharply, the expansion of Price/Earnings ("P/E") ratios made the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") a
formidable competitor for active managers.

As 1996 opens, some observers question whether this bull trend in stocks can continue, particularly since optimism is so high, and it is unlikely the same degree of profit gains and interest rate reductions will repeat in 1996.
Although we reject out-of-hand any notion of a "new era," we believe the current outlook is still conducive to achieving worthwhile returns from large capitalization domestic equities. Dividend yields are at record lows, but stock buybacks, debt reduction, and strategic mergers have become important forces. P/E ratios are still reasonable relative to bond yields, provided profits continue to increase. Cash flows into contributory retirement plans are an increasingly important source of demand, a firmer dollar should attract offshore investors, and money market yields are not especially inviting.

We recognize the economy is losing forward momentum, however, and believe a new round of Fed easing will be required to maintain moderate growth and enable higher corporate profits, strong excess cash flow and stable to slightly higher P/E ratios. This process appears to have begun, and we expect a recession to be avoided as an easier monetary policy takes hold. Corporate profits continue to benefit from: (a) ongoing productivity gains resulting from years of refocusing, restructuring and downsizing, (b) rapid advances in electronic information and communications technology, and (c) burgeoning export demand from a broadening array of trade partners for both capital goods and consumer products. These conditions have combined to produce the highest returns on equity in the nation's history. Admittedly, earlier write-offs of nonperforming assets have played some part in raising returns. Even under conditions of slow growth, those companies with strong new product cycles and broad exposure to markets abroad should continue to achieve solid earnings progress in the year ahead.

There are, however, several concerns which bear monitoring, as these have the potential to interrupt the favorable economic outlook. Consumer debt levels have increased substantially during this expansion, and consumers may need time to catch their breath. Business inventories still seem excessive, and any retrenching of consumers and the paring of excess inventories could have an impact on job and income growth and consumer confidence. Continued cost cutting in the service and retail trade industries could lead to another large round of layoffs. Also, fiscal drag will continue at the Federal, state and local levels even if some tax cuts are enacted. All of this must be apparent to the Fed, however, as it appears to have embarked on a new round of monetary easing.

At the same time, inflationary pressures continue to be held in check, which also restrains credit demands and interest rates, thereby aiding financial asset prices. Competition from abroad, as well as ongoing productivity gains and a more price conscious consumer intent on increasing savings for retirement, are all restraining both cost push and demand pull inflation.
There is, however, a growing risk of worker backlash, which could begin to reverse at the margin the flow of economic rewards away from capital and back toward labor whose real wages have been stagnant for years. As employment levels rise further, fears over job security may abate and encourage a new aggressiveness in wage negotiations.

The past year, 1995, was a year of solid, positive returns for the Managed
Asset Allocation Portfolio. For the full year, the Portfolio had an aggregate total return of 22.91%, consistent with the average returns of asset allocation and balanced portfolios within the Lipper and Morningstar indices.
Since inception in April, 1991, the portfolio has delivered a cumulative return in excess of 68.52% (net of expenses). Fourth quarter results were affected by a sharp correction in many technology holdings as fears of overcapacity rose in response to the slowing economy. We believe strongly that technology stocks should not be abandoned at this juncture because they represent investment exposure to several powerful trends that appear to have staying power well into the future. Moreover, the past quarter has brought many high quality issues back to statistically compelling valuations relative to their prospects for strong profit growth in 1996. The world is in the early stages of an enormous economic boom, supported by the spread of free enterprise as well as by American capital, technology and know-how. The implications for these companies extend far beyond what any of us can see at present.

In the aftermath of the Cold War numerous formerly state-controlled economies, not only in the U.S.S.R. but in many other less-developed countries as well, have begun to embrace free market economics. Vital to the success of their efforts is the gradual privatization of huge, inefficient state-run enterprises whose subsidies have been a drain on each government's taxpayers.
As this occurs, every country, and this includes the more mature Organization for Economic Cooperation and Development economies as well, is faced with greatly intensified competition. Each must strive to become globally competitive in order to defend local production from foreign competition and to exploit global market opportunities. In order to do so, all companies are shedding excess plants, workers and redundant layers of management and adopting state-of-the-art methods and machinery.

------------------------------------------------------------------
--------------
                      MANAGED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------
--------------

During the 1980s U.S. leadership in the electronic, communications and information technology industries was eroding relative to competitors abroad, particularly in Japan and Asia. Our research spending and capital outlays had declined relative to the competition, and the results had begun to show.
Within the last half decade or so, however, a huge emphasis on research spending has restored America's leadership across a broad spectrum of technologies ranging from microprocessors to software and networked computing.
In addition, the competition unleashed by the breakup of AT&T eleven years ago has sparked an enormous drive for productivity and service enhancement in the communications industry which is spreading from American telephone companies to phone companies around the globe. In brief, American technology has become vitally important not only for the competitive enhancement of mature economies but is equally important for emerging economies, which can no longer substitute printing press money and state subsidies for the reality of open competition.

The intensity of competition domestically and from abroad is preventing most companies from enjoying any pricing power. Virtually all suppliers to the automobile industry and the "power retailers," for example, are forced to reduce prices each year, sharing their productivity gains with their customers while gaining in return the volume increases that accrue to the strongest competitors. This phenomenon benefits technology company profits and ultimately their stock prices in two ways. First, the ever-increasing power and performance of computers, servers, PCs, telecommunications devices, software, and computer aided design and manufacturing equipment and their widespread deployment in factories, offices and retail establishments enhance the productivity of their users enormously and help to offset these pricing pressures. Secondly, in a deflationary economic expansion, such as the world is now experiencing, the technology companies stand out because their costs typically decline each year enabling them to reduce prices, more or less maintain margins (subject to product mix), and continue to expand demand for their products as well as operating profits.

Therefore, in line with our long-term orientation, we elected to ride out the fourth quarter correction in selected issues in the belief that their dynamic product cycles will permit strong revenue and profit gains this year and beyond. Since an economic slowdown and a major decline in interest rates have already occurred in 1995 and resulted in the expansion of P/E valuations for many defensive, moderate growth equities that dominate the S&P 500, we now expect a series of easing moves by the Fed and other central banks abroad will revitalize the global economy and, correspondingly, the outlook for those industrial and technology issues which dominate our portfolios. This should enable TCW Funds Management, Inc. to achieve much better relative investment performance in 1996. As we see it, the principal risk to our outlook stems not so much from the possibility of recession as it does from the potential that interest rates could reverse course and begin to rise later this year either because of failure to enact a credible Federal deficit reduction package or because economic growth reaccelerates above a noninflationary pace in response to Fed stimulus and a tax cut. Of course, continued high real interest rates acting as a drag on both the economy and the profits of industrial companies would prolong the leadership of defensive issues. All in all, however, we enter 1996 with conviction that our portfolios are well positioned for good performance. The projected gain in profits of our portfolio companies is double the consensus profit growth forecast for the S&P 500, while our valuations are not much different.

Once again, we thank you for your confidence and trust, and we welcome your comments.

 -----------------------------------------------------------------
--------------
                      MANAGED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------
--------------

                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1995

   HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN MANAGED ASSET
ALLOCATION
                                   PORTFOLIO

                                      VS.

       S & P 500 STOCK INDEX AND LEHMAN GOVERNMENT/CORPORATE BOND
INDEX+
                    APRIL 8, 1991 THROUGH DECEMBER 31, 1995

                 [PORTFOLIO'S PERFORMANCE GRAPH APPEARS HERE]

                     Managed Asset                      Lehman
Gov't/
                     Allocation        S & P 500        Corporate
          Date       Portfolio*        Stock Index*     Bond
Index*
          ----       ---------         -----------      ----------
         4/8/91      10,000.00          10,000.00        10,000.00
         12/91       11,370.00          11,388.46        11,308.00
         12/92       12,395.00          12,254.92        12,165.00
         12/93       14,476.00          13,487.38        13,507.00
         12/94       13,711.00          13,664.54        13,033.00
         12/95       16,852.00          18,793.34        15,541.00

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT
A GUARANTEE
OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT
RETURN WILL VARY
WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN
REDEEMED, MAY
BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT
REFLECT SEPARATE
ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.
+ The S & P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Lehman Government/Corporate Bond Index is an index composed of U.S.
government, treasury and agency securities, corporate and Yankee bonds.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

------------------------------------------------------------------
--------------
AVERAGE ANNUAL TOTAL RETURN*

    MANAGED ASSET ALLOCATION PORTFOLIO     ACTUAL WITHOUT WAIVERS
    ----------------------------------     ------ ---------------
    Year ended 12/31/95                    22.91%       N/A
    Inception (04/08/91) through 12/31/95  11.65%     11.28%
------------------------------------------------------------------
--------------

          * Assumes the reinvestment of all dividends and distributions.

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--------------
                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
------------------------------------------------------------------
--------------

The Portfolio (formerly known as Global Growth Portfolio) had a total return of 10.37% for 1995, compared to a total return of 11.21% (net of withholding taxes) for the unmanaged Morgan Stanley Capital International
(MSCI) EAFE
Index.

Performance in the international markets was reasonable except when compared with the remarkable U.S. stock market, which returned 37.6% as measured by the
Standard & Poor's 500 Stock Index. Only Switzerland surpassed U.S. stocks in dollar terms. Established markets outperformed emerging markets worldwide.
During the year, Japan, Germany, and France rose, while Brazil, Mexico, China,
Korea, and many other markets fell in value.

We believe there are persuasive reasons to pursue a policy of international diversification over the long term, despite the superior performance of domestic equities last year. Foreign markets account for nearly two-thirds of world capitalization, and many of them offer the potential for stronger economic growth than the U.S.

We see earnings growth slowing in the U.S. during 1996, while remaining strong internationally. Inflation is under control in Europe, monetary policy is easing, and earnings growth is approximately two years behind the U.S. cycle.
Japan shows signs of economic recovery after a policy of aggressive relation.
Asian earnings growth may look pedestrian measured against historical standards, but it is still projected around 20%. Asian stock markets currently look cheaper than they did after both the 1987 crash and the last recession.

Similarly, much of the bad news in Latin America is already reflected in regional stock prices. Therefore, we expect international stocks to perform reasonably well in 1996, and we will remain focused on buying shares at appealing prices.

On March 24, 1995, A Special Meeting of Shareholders of the Portfolio was held, at which time shareholders approved a new investment advisory agreement between Endeavor Investment Advisers and Rowe Price-Fleming International,
Inc. In addition, shareholders also approved a change to the Portfolio's investment objective from global growth to international growth.

------------------------------------------------------------------
--------------
                 T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
------------------------------------------------------------------
--------------

                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1995

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN T. ROWE PRICE
INTERNATIONAL
                                STOCK PORTFOLIO

                                      VS.

                MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX+
                   JANUARY 1, 1995 THROUGH DECEMBER 31, 1995

                 [PORTFOLIO'S PERFORMANCE GRAPH APPEARS HERE]


                  MORGAN STANLEY CAPITAL               T. ROWE
PRICE
YEAR             INTERNATIONAL EAFE INDEX*    INTERNATIONAL STOCK
PORTFOLIO*
----             -------------------------    --------------------
----------
DEC. 1994        10,000                       10,000
MAR. 1995        10,186.28                    10,000
JUN. 1995        10,260.24                    10,276
SEP. 1995        10,687.98                    10,729
DEC. 1995        11,120.78                    11,037


NOTE: PREVIOUS PERIODS DURING WHICH THE PORTFOLIO WAS ADVISED BY
ANOTHER
INVESTMENT ADVISER ARE NOT SHOWN. THE PERFORMANCE SHOWN REPRESENTS
PAST
PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. THE
PORTFOLIO'S SHARE
PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND
THE PRINCIPAL
VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL
COST. THE
GRAPH ABOVE DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES FOR THE
ENDEAVOR
VARIABLE ANNUITY.
+ The Morgan Stanley Capital International EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New
Zealand and countries in the Far East, weighted based on each country's gross domestic product. The Morgan Stanley Capital International EAFE Index, like the
T. Rowe Price International Stock Portfolio, is concentrated only in international investing.

------------------------------------------------------------------
--------------
 CUMULATIVE TOTAL RETURN*

    T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
ACTUAL
    -------------------------------------------
------
    Year ended 12/31/95
10.37%
------------------------------------------------------------------
--------------


          * Assumes the reinvestment of all distributions.

------------------------------------------------------------------
--------------
                       QUEST FOR VALUE EQUITY PORTFOLIO
------------------------------------------------------------------
--------------

A year ago, we were cautious on the overall stock market outlook but found many individual stocks were inexpensively priced. We did outline a bullish case for the market. However, we concluded that positive factors for equities might be offset by Federal Reserve Board ("Federal Reserve") actions to curtail inflationary pressures as well as by the high level of short-term interest rates and the uncertain prospects for a soft economic landing. Our caution was misplaced. In fact, the Federal Reserve's prior tightening moves worked: the economy slowed, inflation was below expectations and long-term rates fell by
200 basis points. The reduction in long-term rates helped propel impressive flows into equity mutual funds, which provided the fire power, along with record merger and acquisition activity, to drive the stock market to new highs.
The market's total return of 37.6%, as measured by the S&P 500 Index, was the best in 20 years.

Today, as we view the market outlook, four factors emerge: 1) inflation trends;
2) actions of the Federal Reserve; 3) the treatment of capital;
and 4)
valuations. While the first three remain favorable, valuations are at the high end of historic norms.

Inflation appears to be well contained for several reasons, including responsible monetary policies, the impact of global competition and benefits from the information revolution. The second key influence on financial assets,
Federal Reserve policy, is also positive with the Federal Reserve lowering rates in response to moderating growth and subdued inflation. The environment for capital is favorable. Individuals have responded to this environment by shifting a larger portion of their assets into stocks and other financial instruments.

The big incremental demand for stocks, however, actually came from corporations, with merger and acquisition activity soaring to $450 billion in
1995. The need for global partnering, good profitability and the availability of money at attractive nominal rates are additional reasons to believe merger and acquisition activity will continue to reduce the supply of stock and, therefore, be a positive for the market.

Our valuation concerns are easy to enumerate, namely: 1) the lowest yield ever on the S&P 500; 2) a high ratio of equity capitalization to gross domestic product; 3) the longest period in this century without as much as a 10% stock market correction; 4) a well-above-normal ten-year average annual return of about 15%; and 5) the widely accepted view that stocks are now the asset of choice. At the very least, one has to acknowledge that risks have risen.

We think the probabilities favor modest if subdued market gains in 1996.
However, we do not foresee the ingredients for a major bear market, especially if inflation and short-term rates move lower, as now appears likely. In fact, a sharp drop in short-term rates could unlock the large amounts of assets in money market mutual funds, time deposits and CDs and actually accelerate inflows into mutual funds.

In 1995 the Quest for Value Equity Portfolio achieved a return of
34.59%
despite its conservative investment posture, including a sizable cash position, and without making significant investments in technology stocks, one of the year's strongest market sectors. The Portfolio benefited from good stock selection, as a number of its major positions outperformed the S&P
500. The
five stocks which contributed most to the Porftolio's performance in 1995 were
EXEL, Ltd., Intel Corporation, McDonnell Douglas Corporation,
Federal Home Loan
Mortgage Corporation and Travelers Group, Inc. Positions which detracted most from performance included Coltec Industries, Inc., Reebok International Ltd.,
Champion International Corporation, Temple-Inland, Inc., and Shaw
Industries,
Inc.

The Portfolio's strong performance was driven also by its substantial holdings of insurance, financial services and bank stocks, which were among the market leaders for the year. Such securities, representing more than 30% of the
Portfolio's net assets as of December 31, 1995, include an eclectic group of specialty insurers and other financial service companies. Most have been investments of long standing that appeared undervalued to us regardless of the interest rate environment, although the decline in rates in 1995 did help fuel their market performance.

As of December 31, 1995, the Portfolio's assets were allocated 80% to equities and 23% to cash and cash equivalents with other liabilities 3% greater than other assets. Major portfolio changes during the year included new or increased positions in the common stocks of ACE Ltd., Tenet Healthcare Corporation, First
Interstate Bancorp and Prudential Reinsurance Holdings, Inc. Positions that were eliminated during the year included Sara Lee Corp., UNUM Corporation,
Martin Marietta Corporation and Pepsico Inc.

The five largest Portfolio positions were (1) EXEL, Ltd., a strongly capitalized specialty insurance company, 5.8% of net assets; (2) Federal Home
Loan Mortgage Corporation), the second largest insurer of home mortgages in the
United States, representing 4.6% of the Portfolio's net assets;
(3) May
Department Stores Company, a leading retailer, 3.8% of net assets;
(4) Becton,
Dickinson & Company, a worldwide producer of medical products and diagnostic test systems, 3.1% of net assets; and ACE Ltd., a specialty insurance company,
2.9% of net assets. Major industry positions as of December 31, 1995 were in the (1) insurance sector, 16.7% of the Portfolio's net assets; (2) financial services, 8.5% of net asests; (3) aerospace and defense, 5.6% of net assets;
(4) banking, 5.3% of net assets; and (5) healthcare, 5.2% of net assets.

------------------------------------------------------------------
--------------
                       QUEST FOR VALUE EQUITY PORTFOLIO
------------------------------------------------------------------
--------------

                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1995

    HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN QUEST FOR
VALUE EQUITY
                                   PORTFOLIO

                                      VS.

                             S & P 500 STOCK INDEX+
                     MAY 27, 1993 THROUGH DECEMBER 31, 1995

                 [PORTFOLIO'S PERFORMANCE GRAPH APPEARS HERE]

                              S&P 500                 QUEST FOR
VALUE
YEAR                        STOCK INDEX*             EQUITY
PORTFOLIO*
----                        ------------             -------------
----
5/27/93                     10,000.00                10,000
12/93                       10,525.80                10,280
12/94                       10,664.07                10,700
12/95                       14,666.69                14,401

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT
A GUARANTEE
OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT
RETURN WILL VARY
WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN
REDEEMED, MAY
BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT
REFLECT SEPARATE
ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.
+ The S & P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Index information is available at month-end only;
therefore, the closest month-end to inception date of the Portfolio has been used.

------------------------------------------------------------------
--------------
 AVERAGE ANNUAL TOTAL RETURN*

    QUEST FOR VALUE EQUITY PORTFOLIO       ACTUAL       WITHOUT
WAIVERS
    --------------------------------       ------       ----------
-----
    Year ended 12/31/95                    34.59%             N/A
    Inception (05/27/93) through 12/31/95  15.08%           14.86%

------------------------------------------------------------------
--------------


          * Assumes the reinvestment of all dividends and distributions.

------------------------------------------------------------------
--------------
                     QUEST FOR VALUE SMALL CAP PORTFOLIO
------------------------------------------------------------------
--------------

The small capitalization company sector, as measured by the Russell 2000 Index, appreciated 28.5% in 1995. Though small cap stocks had strong absolute performance, they lagged larger cap stocks in both the quarter and the year.
Financial service and technology companies dominated in 1995, accounting for approximately half of the appreciation of the Russell 2000 for the year. We were significantly underweighted in both sectors and consequently our return of
14.05% underperformed the Russell 2000. The year-end portfolio weightings, which are representative of the weightings throughout the year, were approximately 5% in both financial services and technology versus the Russell
2000 weightings of 17.7% and 13.4%, respectively.

This underweighting is based on company specific, bottom-up stock selection and our conservative approach to preservation of capital, not on sector or market analysis. We seek to control volatility and generate superior returns by purchasing quality businesses that are mispriced by the market. We own an eclectic group of companies distinguished by their excellent business and financial characteristics, including high cash flow and strong competitive position. Unfortunately, in a momentum-driven small cap market where performance was so completely dominated by two sectors our holdings are often overlooked, but we are confident our discipline serves our investors the best risk-adjusted, long term result.

In addition, our relatively high cash levels depressed performance throughout the year. With valuations at high levels and without a meaningful correction all year, we did not wish to stretch either our purchase or sale valuation discipline. This resulted in portfolio sales proceeds and new fund contributions being deployed more slowly.

Our investment philosophy is best illustrated by two of our portfolio additions. Magellan Health Services Inc. ("Magellan") (formerly known as
Charter Medical) is the leading provider of behavioral health services in the
U.S. Magellan is utilizing its significant free cash flow to transform its business from that of a low capital return provider of in-patient mental health care to that of a fully integrated manager of mental health benefits for corporations and the public sector. We believe there exists great unsatisfied demand for Magellan's services and that the company's strategy for increasing its returns and profits is not yet well known or understood by the investment community. A second addition was Oak Industries Inc. ("Oak"). Oak is the dominant supplier of coaxial cable connectors and will benefit from cable television industry upgrades driven by increased competition for the delivery of telecommunications services to the home. Oak should also be able to capitalize on the rapid growth of cable television overseas. Oak is an example of how we attempt to participate in strong growth markets, in this case the
"information superhighway," through investment in underfollowed and undervalued high-return businesses as opposed to expensive, and in many cases unprofitable, emerging growth securities.

At December 31, 1995, the Portfolio's net assets were allocated 68% to common stocks, 1% to preferred stocks, 30% to cash and cash equivalents and 1% in other assets net of other liabilities. The Portfolio owned the common stocks of
59 companies. Its five largest holdings were (1) BancTec, Inc., a leading provider of computerized systems for the high-volume processing of checks and other financial transaction documents, representing 3.0% of the Portfolio's net assets; SpaceLabs Medical, Inc., a healthcare clinical information systems company, 3.0% of net assets; Westpoint Stevens, Inc., a leading textile manufacturer, 2.5% of net assets; Magellan Health Services, Inc., the dominant provider of behavioral health services, 2.3% of net assets; and DENTSPLY
International, Inc., which manufactures dental consumables and equipment, 2.2% of net assets. Major industry positions were in the healthcare sector, 10.8% of the Portfolio's net assets; oil and gas, 7.3% of net assets; building and construction, 5.6% of net assets; real estate, 5.0% of net assets; and computer services and software, 4.5% of net assets.

------------------------------------------------------------------
--------------
                     QUEST FOR VALUE SMALL CAP PORTFOLIO
------------------------------------------------------------------
--------------

                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1995

   HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN QUEST FOR
VALUE SMALL CAP
                                   PORTFOLIO

                                      VS.

                              RUSSELL 2000 INDEX+
                     MAY 4, 1993 THROUGH DECEMBER 31, 1995

                 [PORTFOLIO'S PERFORMANCE GRAPH APPEARS HERE]

                      RUSSELL                  QUEST FOR VALUE
YEAR                 2000 INDEX*             SMALL CAP PORTFOLIO*
----                 -----------             --------------------
5/4/93               10,000.00               10,000
12/93                11,722.42               11,180
12/94                11,508.62               10,980
12/95                14,782.91               12,523

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT
A GUARANTEE
OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT
RETURN WILL VARY
WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN
REDEEMED, MAY
BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT
REFLECT SEPARATE
ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.
+ The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the United States on the New York Stock
Exchange, American Stock Exchange and NASDAQ. Index information is available at month-end only; therefore, the closest month-end to inception date of the
Portfolio has been used.

------------------------------------------------------------------
--------------
 AVERAGE ANNUAL TOTAL RETURN*

    QUEST FOR VALUE SMALL CAP PORTFOLIO    ACTUAL WITHOUT WAIVERS
    -----------------------------------    ------ ---------------
    Year ended 12/31/95                    14.05%       N/A
    Inception (05/04/93) through 12/31/95   8.82%      8.67%

------------------------------------------------------------------
--------------


          * Assumes the reinvestment of all dividends and distributions.

------------------------------------------------------------------
--------------
                     U.S. GOVERNMENT SECURITIES PORTFOLIO
------------------------------------------------------------------
--------------

BOND MARKET PERFORMANCE FOR 1995

In a reversal of 1994's dismal performance, the U.S. fixed income markets posted their best annual returns in ten years in 1995. Yields fell sharply across the maturity spectrum, with the largest decline occurring in shorter maturities. For the year, the Lehman Intermediate Government Index returned
14.4%. In addition, the Lehman Aggregate Bond Index, representing securities with longer-term maturities, posted a total return of 18.5%.

The catalysts for sharply rising bond prices were sluggish economic growth, benign inflation and rising optimism for balanced budget legislation. The U.S.
economy turned in a subdued performance, as Gross Domestic Product rose at an average annualized rate of 2.7% in the first three quarters of 1995, compared to the 4.1% increase in 1994. Foreign economies also languished, causing interest rates abroad to fall. Moderate price increases at both the producer and consumer levels also provided strong support for the bond market. The
Federal Reserve Board (the "Federal Reserve") cooperated by lowering the federal funds rate twice for a total decline of one half percentage point.
Finally, as it appeared that an agreement would eventually be reached to balance the Federal budget, the bond market shrugged off two shutdowns of the
Federal government and the near default of the U.S. Treasury with the expectation that a balanced budget would lower long term interest rates.

U.S. Treasury securities performed extremely well during the year as investors embraced the non-callability of most issues to take advantage of a falling interest rate environment. Corporate bonds produced the highest total returns during the year due to the continued demand for stable maturity issues providing incremental yield. In particular, some of the best returns were earned by below investment-grade issues whose credit quality improved measurably during the period. Mortgage-backed securities did not fare as well as their corporate counterparts, suffering from a combination of rising prepayments and regulatory changes which made this sector less attractive to certain types of financial institutions. Finally, asset-backed securities enjoyed strong relative performance as increased supply was enthusiastically absorbed by the marketplace.

PORTFOLIO PERFORMANCE DURING 1995

The Portfolio enjoyed a strong year as it posted a total return of 15.64%, comparing well to the Lehman Intermediate Government Index return of 14.4% and less favorably to the Lehman Aggregate Bond Index, which is characterized by securities of longer-term maturities. Contributing to relative investment performance were a maturity structure which was slightly longer than the market averages (beneficial in a declining rate environment) and inclusion of some corporate issues which performed well during the year. Mortgage securities lagged the overall market during the year and marginally detracted from relative performance in the Portfolio. In general, the Portfolio benefited from advantageous maturity management, excellent credit quality and strong liquidity.

1996 EXPECTATIONS

As we look forward, the fundamental factors to support low interest rates remain in place. The economy shows few signs of strength, inflation remains low, and the Federal Reserve appears ready to lower rates further. The
Portfolio currently is positioned close to its benchmark maturity, signaling a comfort with the general level of interest rates but caution about the likelihood of meaningful future declines. Mortgage securities are expected to perform well during the next year as attractive valuations and potential declines in market volatility provide a strong underpinning to the sector.
Finally, select corporate issuers that exhibit improving credit fundamentals are also anticipated to add incremental investment returns to the Portfolio.

------------------------------------------------------------------
--------------
                     U.S. GOVERNMENT SECURITIES PORTFOLIO
------------------------------------------------------------------
--------------

                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1995

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN U.S. GOVERNMENT
SECURITIES
                                   PORTFOLIO

                                      VS.

                          LEHMAN AGGREGATE BOND INDEX+
                     MAY 13, 1994 THROUGH DECEMBER 31, 1995

                 [PORTFOLIO'S PERFORMANCE GRAPH APPEARS HERE]

                           U.S. Government            Lehman
                             Securities              Aggregate
                             Portfolio*             Bond Index*
                           ---------------          -----------
             5/13/94          10,000.00              10,000.00
             6/94              9,950.00               9,976.50
             12/94             9,960.00              10,075.25
             6/95             10,911.00              11,228.30
             12/95            11,518.00              11,936.62

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT
A GUARANTEE
OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT
RETURN WILL VARY
WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN
REDEEMED, MAY
BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT
REFLECT SEPARATE
ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

+ The Lehman Aggregate Bond Index is an index composed of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

------------------------------------------------------------------
--------------
 AVERAGE ANNUAL TOTAL RETURN*

    U.S. GOVERNMENT SECURITIES PORTFOLIO     ACTUAL     WITHOUT
WAIVERS
    ------------------------------------     ------     ----------
-----
    Year ended 12/31/95                      15.64%           N/A
    Inception (05/13/94) through 12/31/95     9.01%          8.76%

------------------------------------------------------------------
--------------


          * Assumes the reinvestment of all dividends and distributions.

------------------------------------------------------------------
--------------
                    T. ROWE PRICE EQUITY INCOME PORTFOLIO
------------------------------------------------------------------
--------------

The equity market performed extremely well in 1995 reflecting strong corporate earnings, low inflation, a benign interest rate environment, and strong investor demand. The unmanaged Standard & Poor's 500 Stock Index, which was up
37.6%, concluded its best year since 1958 and posted one of the strongest 12-month returns in history.

The T. Rowe Price Equity Income Portfolio did particularly well with a 30.50%
for 1995. Since our conservative investment approach sometimes lags the broad index in unusually robust markets, we were pleased with the year's results.
Keep in mind that the generally conservative nature of your series' investments is also tailored to minimize loss in a declining market. Of course investors should also remember that this is an equity investment.

PORTFOLIO REVIEW

The strong performance of many financial stocks, the positive contribution of our holdings in the health care sector, and gains generated by large-capitalization consumer products stocks were among the most important influences on 1995 fund results. Our investments in companies such as J.P.
Morgan & Company Inc., First Interstate Bank Corporation, Student
Loan
Marketing Association, and Travelers Group, Inc. were particularly profitable.

Pharmaceutical stocks also performed extremely well. Some of the successful investments we made in this sector were trimmed later in the year. After stocks such as Lilly (Eli) & Company and Schering-Plough Corporation appreciated in value, our valuations discipline encouraged us to reinvest some of the assets into more undervalued stocks with attractive dividend yields. We also eliminated Halliburton Company, an oil well services and engineering firm, following a runup in its share price.

Over the past six months, the prices of many cyclical stocks fell as investors worried about the durability of corporate earnings in 1996. The decline in the value of such stocks as Union Camp Corporation, Betz Laboratories, Inc.,
International Paper Company, and DuPont (E.I.) de Nemours &
Company rendered
them exceedingly attractive, in our view.

SUMMARY AND OUTLOOK

We anticipate positive but slowing economic growth along with a more challenging stock market environment in 1996. Instead of making more detailed economic and market forecasts, we would like to reiterate our primary emphasis which is on sound, conservatively based investments. This has been the hallmark of our approach and in almost any market environment, we believe there will be intriguing opportunities on which to capitalize profitably. As always, we appreciate your continued confidence and support.

------------------------------------------------------------------
--------------
                    T. ROWE PRICE EQUITY INCOME PORTFOLIO
------------------------------------------------------------------
--------------

                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1995

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN T. ROWE PRICE
EQUITY INCOME
                                   PORTFOLIO

                                      VS.

             S & P 500 STOCK INDEX AND LIPPER EQUITY INCOME INDEX+
                   JANUARY 3, 1995 THROUGH DECEMBER 31, 1995

[PORTFOLIO'S PERFORMANCE GRAPH APPEARS HERE]

                      T. Rowe
                    Price Equity           Lipper Equity
S & P 500
                  Income Portfolio         Income Index*
Stock Index*
                  ----------------         -------------         -
-----------
        1/3/95       10,000.00               10,000.00
10,000.00
        3/95         10,560.00               10,752.75
10,978.00
        6/95         11,230.00               11,497.70
12,019.00
        9/95         12,060.00               12,329.61
12,973.00
        12/95        13,050.00               12,972.56
13,753.00

NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT
A GUARANTEE
OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT
RETURN WILL VARY
WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN
REDEEMED, MAY
BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT
REFLECT SEPARATE
ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

+ The S & P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and over-
the-counter market.

The Lipper Equity Income Index is a net asset value weighted index of the 30 largest equity income mutual funds.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

------------------------------------------------------------------
--------------
 CUMULATIVE TOTAL RETURN*

    T. ROWE PRICE EQUITY INCOME PORTFOLIO
ACTUAL
    -------------------------------------
------
    Inception (01/03/95) through 12/31/95
30.50%

------------------------------------------------------------------
--------------


          * Assumes the reinvestment of all dividends and distributions.

------------------------------------------------------------------
--------------
                     T. ROWE PRICE GROWTH STOCK PORTFOLIO
------------------------------------------------------------------
--------------

The Portfolio's return for the 12-month period ended December 31, 1995, surpassed the peer group benchmark shown on the next page but trailed the unmanaged Standard & Poor's 500 Stock Index. For the second consecutive year, domestic stocks representing roughly two-thirds of fund assets provided better returns than foreign holdings, which were about one-quarter of total fund assets (cash reserves accounted for the rest).

PERFORMANCE COMPARISON

                                           PERIODS ENDED 12/31/95
                                                 12 MONTHS
                                           ----------------------
    T. Rowe Price Growth Stock Portfolio            37.2%
    S&P 500                                         37.6%
    Lipper Growth and Income Fund Average           31.0%

MARKET ENVIRONMENT

For the U.S. stock market, 1995 will go down as one of the best years ever. The
U.S. economy grew at a modest pace during the year. Alan Greenspan, Chairman of the Federal Reserve Board (the "Federal Reserve"), appears to have successfully engineered a soft landing for the economy through a series of moves designed to combat inflation without choking off growth. The resulting slow-growth, low-inflation environment triggered a massive rally in bonds that made up for the losses suffered in 1994.

The surprise element fueling the rally in U.S. equities was corporate profits soaring on solid sales growth. Much of this was due to productivity gains, which stand at an all-time high. Companies have become more productive through better management, restructuring, and the use of technology to lower costs.

Areas of particular strength in the domestic market included financial stocks, which benefited from falling interest rates; technology stocks, whose earnings growth consistently surprised on the upside; and health care stocks, which rallied from the depressed levels of early 1994 when concerns about health care began to fade.

Pockets of weakness included cyclical commodity companies whose earnings growth potential slowed with the economy. The substitution of technology for labor has been a boon for corporate profits but has had a negative effect on wages and consumer spending. As a result, consumer stocks such as retailers and restaurants underperformed.

INVESTMENT OUTLOOK

U.S. stocks benefited enormously in 1995 from low inflation, positive economic growth, and higher than expected corporate earnings growth. The first two conditions are likely to remain intact in 1996. However, above-expectation profit growth will be harder to maintain. Slower economic growth increasingly puts pressure on sales, and companies may find it difficult to produce strong bottom-line results from lackluster top-line revenues.

The Federal Reserve reversed its previously tight monetary policy by easing twice last year to ensure continued growth. While this had beneficial implications for U.S. stocks, some domestic equities are expensive by many historical valuation measures: price/earnings; price/cash flow; dividend yield;
and price/book value. Nevertheless, we remain positive overall in our outlook for domestic stocks.

Foreign stocks, which lagged U.S. stocks by a wide margin over the past two years, appear poised for a period of out performance. Interest rates seem to be headed lower in Europe as central banks try to stimulate economies that never rebounded vigorously from the 1991 global recession. The major productivity gains that fueled U.S. earnings growth have yet to be achieved by European firms.

------------------------------------------------------------------
--------------
                     T. ROWE PRICE GROWTH STOCK PORTFOLIO
------------------------------------------------------------------
--------------

                              PORTFOLIO HIGHLIGHTS

                               DECEMBER 31, 1995

  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN T. ROWE PRICE
GROWTH STOCK
                                   PORTFOLIO

                                      VS.

        S & P 500 STOCK INDEX AND LIPPER GROWTH AND INCOME FUND
AVERAGE+
                   JANUARY 3, 1995 THROUGH DECEMBER 31, 1995

                 [PORTFOLIO'S PERFORMANCE GRAPH APPEARS HERE]


                     S&P 500         LIPPER GROWTH AND     T. ROWE
PRICE GROWTH
 YEAR              STOCK INDEX*     INCOME FUND AVERAGE*     STOCK
PORTFOLIO*
------            -------------    ----------------------  -------
-------------
1/3/95            10,000           10,000                  10,000
MAR. 1995         10,978           10,560.51               11,380
JUN. 1995         12,019           11,569.40               12,210
SEP. 1995         12,973           12,575.38               13,080
DEC. 1995         13,753           12,862.46               13,720


NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT
A GUARANTEE
OF FUTURE RESULTS. THE PORTFOLIO'S SHARE PRICE AND INVESTMENT
RETURN WILL VARY
WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN
REDEEMED, MAY
BE MORE OR LESS THAN ORIGINAL COST. THE GRAPH ABOVE DOES NOT
REFLECT SEPARATE
ACCOUNT EXPENSES FOR THE ENDEAVOR VARIABLE ANNUITY.

+ The S & P 500 Stock Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock
Exchange and over-
the-counter market.

The Lipper Growth and Income Fund Average is composed of the
Portfolio's peer
group of mutual funds investing in growth and income oriented securities.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used.

------------------------------------------------------------------
--------------
 CUMULATIVE TOTAL RETURN*

    T. ROWE PRICE GROWTH STOCK PORTFOLIO
ACTUAL
    ------------------------------------
------
    Inception (01/03/95) through 12/31/95
37.20%

------------------------------------------------------------------
--------------


          * Assumes the reinvestment of all dividends and distributions.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 1995

 PRINCIPAL
VALUE
   AMOUNT
(NOTE 1)
 ---------
--------
 COMMERCIAL PAPER -- 60.9%
 $1,200,000 Allegheny Generating Company,
             5.550%# due 01/31/1996..............................
$ 1,194,450
    940,000 American Express Credit Corporation,
             5.680%# due 01/09/1996..............................
938,813
  1,000,000 American General Finance Corporation,
             5.830%# due 01/10/1996..............................
998,542
    840,000 Beneficial Corporation,
             5.760%# due 01/02/1996..............................
839,866
  1,000,000 Ciesco L.P.,
             5.700%# due 01/22/1996..............................
996,675
  1,000,000 Deere (John) Capital Corporation,
             5.750%# due 01/12/1996..............................
998,243
  1,200,000 Ford Motor Credit Company,
             5.650%# due 01/04/1996..............................
1,199,435
  1,000,000 General Electric Capital Corporation,
             5.830%# due 01/11/1996..............................
998,381
    942,000 MetLife Funding, Inc,
             5.750%# due 01/12/1996..............................
940,345
  1,092,000 Nordstrom Credit, Inc.,
             5.800%# due 01/16/1996..............................
1,089,361
  1,000,000 Pitney-Bowes Credit Corporation,
             5.800%# due 01/08/1996..............................
998,872
  1,200,000 Prudential Funding Corporation,
             5.720%# due 01/05/1996..............................
1,199,237
  1,000,000 SAFECO Credit Company, Inc.,
             5.700% due 01/29/1996...............................
995,567
  1,000,000 Southern California Gas Company,
             5.620% due 02/09/1996...............................
993,912
    900,000 Student Loan Corporation,
             5.760%# due 01/09/1996..............................
898,848
  1,000,000 Transamerica Corporation,
             5.700%# due 01/30/1996..............................
995,408
    500,000 USAA Capital Corporation,
             5.760%# due 01/03/1996..............................
499,840

-----------
            Total Commercial Paper
             (Cost $16,775,795)..................................
16,775,795

-----------
 CORPORATE FIXED INCOME SECURITIES -- 13.7%
  1,354,000 Associates Corporation of North America, Note,
             4.500% due 02/15/1996...............................
1,351,661
    500,000 CIT Group Holdings, Inc., Medium Term Note,
             7.125% due 11/15/1996...............................
506,176

 PRINCIPAL
VALUE
   AMOUNT
(NOTE 1)
 ---------
--------
 $1,000,000 SmithKline Beecham Corporation, Medium Term Note,
             5.250% due 01/26/1996...............................
$   999,484
    900,000 Toyota Motor Credit Corporation, Medium Term Note,
             6.875% due 10/15/1996...............................
908,364

-----------
            Total Corporate Fixed Income Securities
             (Cost $3,765,685)...................................
3,765,685

-----------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 17.8%
            Federal Home Loan Bank (FHLB):
  1,000,000 5.490%# due 03/25/1996...............................
987,190
  1,000,000 5.470%# due 04/11/1996...............................
984,654
    500,000 5.350%# due 10/21/1996...............................
478,154
  1,470,000 Federal Home Loan Mortgage Corporation (FHLMC),
            5.750%# due 01/02/1996...............................
1,469,765
  1,000,000 Federal National Mortgage Association (FNMA),
            5.490%# due 02/20/1996...............................
992,375

-----------
            Total U.S. Government Agency Discount Notes (Cost
             $4,912,138).........................................
4,912,138

-----------
 U.S. GOVERNMENT AGENCY NOTES -- 7.6%
            Federal National Mortgage Association (FNMA) Medium
             Term Note:
    500,000 5.680% due 10/07/1996................................
500,418
    500,000 5.470% due 11/14/1996................................
499,724
  1,100,000 5.500% due 06/12/1996................................
1,099,210

-----------
            Total U.S. Government Agency Notes
             (Cost $2,099,352)...................................
2,099,352

-----------

TOTAL INVESTMENTS (COST $27,552,970*).......................
100.0%  27,552,970
OTHER ASSETS AND LIABILITIES (NET)..........................   0.0
(1,803)
                                                             -----
-----------
NET ASSETS..................................................
100.0% $27,551,167
                                                             =====
===========

------------
* Aggregate cost for federal tax purposes.
# Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                       MANAGED ASSET ALLOCATION PORTFOLIO

                               DECEMBER 31, 1995

VALUE
   SHARES
(NOTE 1)
   ------
--------
 COMMON STOCK -- 72.8%
  TECHNOLOGY -- 25.2%
     46,100 Cisco Systems Inc.+..................................
$  3,457,500
    119,300 Computer Sciences Corporation+.......................
8,380,825
    101,500 General Motors Corporation, Class E..................
5,316,063
     18,700 Hewlett-Packard Company..............................
1,566,125
    106,300 Intel Corporation ...................................
6,085,675
     56,300 Microsoft Corporation+...............................
4,898,100
    120,600 Motorola, Inc .......................................
6,874,200
    134,400 National Semiconductor Corporation+..................
3,024,000
     33,000 Texas Instruments Inc. ..............................
1,695,375
     64,900 Xerox Corporation ...................................
8,883,187

------------

50,181,050

------------
  FINANCIAL SERVICES -- 9.0%
     77,500 Citicorp.............................................
5,182,812
     41,900 First Data Corporation...............................
2,807,300
    139,200 Green Tree Financial Corporation.....................
3,654,000
    121,800 Merrill Lynch & Company, Inc.........................
6,211,800

------------

17,855,912

------------
  TRANSPORTATION -- 8.0%
     52,800 AMR Corporation+.....................................
3,894,000
     61,727 Burlington Northern Santa Fe Corporation.............
4,760,695
     63,200 Delta Air Lines Inc..................................
4,621,500
     15,100 UAL Corporation......................................
2,661,375

------------

15,937,570

------------
  CONSUMER DURABLES -- 8.0%
     89,800 American Standard Companies Inc.+....................
2,503,175
     85,900 Chrysler Corporation ................................
4,756,712
    132,226 Ford Motor Company...................................
3,834,554
    113,600 Lear Seating Corporation+............................
3,308,600
     32,900 Magna International Inc., Class A....................
1,418,812

------------

15,821,853

------------
  HEALTH CARE -- 6.5%
    147,000 Amgen, Inc.+.........................................
8,728,125
     81,200 Columbia/HCA Healthcare Corporation..................
4,161,500

------------

12,889,625

------------
  CONSUMER NON-DURABLES -- 4.9%
     45,800 America Online Inc.+.................................
1,694,600
     35,900 Procter & Gamble Company.............................
2,975,213
    108,864 Viacom Inc., Class B+ ...............................
5,143,824

------------

9,813,637

------------
  CAPITAL GOODS -- 3.7%
     55,000 Boeing Company ......................................
4,324,375
     50,700 Caterpillar Inc .....................................
2,972,287

------------

7,296,662

------------
  BASIC INDUSTRIES -- 3.4%
     47,300 Champion International Corporation...................
2,010,250
     50,600 United Technologies Corporation......................
4,813,325

------------

6,823,575

------------

VALUE
   SHARES
(NOTE 1)
   ------
--------
  ENERGY -- 1.7%
     29,400 Amerada Hess Corporation ............................
$  1,550,850
     59,600 Unocal Corporation...................................
1,735,850

------------

3,286,700

------------
  RETAIL -- 1.6%
     67,866 Home Depot Inc.......................................
3,223,635

------------
  PRINTING AND PUBLISHING -- 0.6%
     58,800 News Corporation Ltd., ADR...........................
1,256,850

------------
  TELECOMMUNICATIONS -- 0.2%
     10,900 Northern Telecom Ltd., ADR...........................
464,613

------------
            Total Common Stock
             (Cost $110,610,363).................................
144,851,682

------------
 PRINCIPAL
   AMOUNT
 ---------
 U.S. TREASURY OBLIGATIONS -- 11.9%
  U.S. TREASURY NOTES -- 9.5%
            U.S. Treasury Notes:
 $3,110,000 6.125% due 05/15/1998................................
3,172,200
  1,625,000 5.500% due 11/15/1998................................
1,636,927
    300,000 7.125% due 09/30/1999................................
318,093
    730,000 5.875% due 06/30/2000................................
744,826
  2,985,000 6.250% due 08/31/2000................................
3,088,072
  1,930,000 7.875% due 11/15/2004................................
2,233,975
  2,425,000 7.500% due 02/15/2005................................
2,748,592
  4,905,000 5.875% due 11/15/2005................................
5,015,362

------------

18,958,047

------------
  U.S. TREASURY BONDS -- 2.4%
            U.S. Treasury Bonds:
  2,275,000 8.000% due 11/15/2021................................
2,846,594
  1,565,000 7.500% due 11/15/2024................................
1,881,177

------------

4,727,771

------------
            Total U.S. Treasury Obligations
             (Cost $22,614,738)..................................
23,685,818

------------
 MORTGAGE-BACKED SECURITIES -- 9.1%
  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 6.4%
            FHLMC:
  3,175,000 5.750% due 01/02/1996................................
3,172,972
  2,425,000 7.000% due 12/01/2010................................
2,471,227
  4,116,258 6.500% due 08/01/2025................................
4,071,226
  2,882,955 7.000% due 08/01/2025................................
2,909,075

------------

12,624,500

------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 2.7%
            GNMA:
         27 8.500% due 12/15/2024................................
29
  2,685,436 7.500% due 08/15/2025................................
2,751,713
  2,611,660 6.000% due 08/20/2025................................
2,637,777

------------

5,389,519

------------
            Total Mortgage-Backed Securities
             (Cost $17,787,327)..................................
18,014,019

------------

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                       MANAGED ASSET ALLOCATION PORTFOLIO

                               DECEMBER 31, 1995

 PRINCIPAL
VALUE
   AMOUNT
(NOTE 1)
 ---------
--------
 CORPORATE BONDS -- 3.9%
 $   75,000 Chugach Electric Association, First Reference
             Mortgage Bond, Series B, 9.140% due 03/15/2022.....
$     85,500
    200,000 Dayton Hudson Corporation, Note,
             7.875% due 06/15/2023..............................
208,336
    180,000 First Chicago Corporation, Note,
             7.625% due 01/15/2003..............................
195,579
    175,000 First Interstate Bancorp, Subordinate Capital Note,
             8.625% due 04/01/1999..............................
189,709
    500,000 Florida Power & Light Company, First Mortgage Bond,
             7.050% due 12/01/2026..............................
509,630
    600,000 GTE Corporation, Debenture,
             7.830% due 05/01/2023..............................
626,436
  1,000,000 International Paper Company, Debenture,
             8.125% due 06/15/2024..............................
1,075,290
            May Department Stores Company, Debentures:
     15,000 9.750% due 02/15/2021...............................
18,525
  1,000,000 8.375% due 08/01/2024 ..............................
1,124,530
    900,000 Mead Corporation, Debenture,
             7.125% due 08/01/2025..............................
891,945
  1,400,000 Praxair Inc., Debenture,
             8.700% due 07/15/2022..............................
1,583,708
  1,200,000 Texas Utilities Electric Company, First Mortgage
             Bond,
             7.875% due 03/01/2023..............................
1,288,308

------------
            Total Corporate Bonds
             (Cost $7,158,899)..................................
7,797,496

------------

 PRINCIPAL
VALUE
   AMOUNT
(NOTE 1)
 ---------
--------
 ASSET-BACKED SECURITIES -- 1.8%
            AFC Home Equity Loan, Class A:
 $   91,254 Tranche 92-4,
            6.200% due 11/15/2007...............................
$     90,854
    153,162 Tranche 93-2,
            6.000% due 08/20/2013 ..............................
150,720
    285,197 EQCC Home Equity Loan Trust,
             Class A-1, Tranche 93-3,
             5.150% due 09/15/2008..............................
279,048
            First Alliance Mortgages, Class A-1:
    363,877 Tranche 94-1,
            5.850% due 04/25/2025...............................
352,649
    800,225 Tranche 94-2,
            7.625% due 08/25/2025...............................
818,668
    717,346 General Electric Capital Corporation,
             Series 1995-HE1,
             7.500% due 09/25/2011..............................
728,106
  1,025,012 TMS Home Equity Loan, Class A-1, Tranche 93-D,
             5.675% due 02/15/2009..............................
996,824
    141,022 UCFC Home Equity Loan, Class A-1, Tranche 93-B1,
             6.075% due 07/25/2014..............................
139,435

------------
            Total Asset-Backed Securities
             (Cost $3,563,141)..................................
3,556,304

------------

TOTAL INVESTMENTS (COST $161,734,468*).....................  99.5%
197,905,319
OTHER ASSETS AND LIABILITIES (NET).........................   0.5
970,371
                                                            -----
------------
NET ASSETS................................................. 100.0%
$198,875,690
                                                            =====
============

------------
* Aggregate cost for federal tax purposes was $161,738,626.
+ Non-income producing security.

Abbreviation: ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1995

VALUE
 SHARES
(NOTE 1)
 ------
--------
 COMMON STOCK -- 89.9%
  JAPAN -- 22.5%
   2,000
Advantest.................................................  $
102,663
  16,000 Alps Electric
Company.....................................      184,407
  33,000 Amada Company
Ltd.........................................      326,005
  33,000 Canon
Inc.................................................      597,676
  17,000 Citizen Watch
Company.....................................      130,073
  25,000 Dai Nippon Screen
Manufacturing...........................      219,370
  29,000 Daichi Pharmaceutical
Company.............................      412,881
   6,000 Daifuku Company
Ltd.......................................       84,843
  30,000 Daiwa House Industry
Company..............................      493,947
      93 East Japan Railway
Company................................      452,165
   7,000 Fanuc Company
Ltd.........................................      303,051
  51,000 Hitachi
Ltd...............................................      513,705
  48,000 Hitachi Zosen
Corporation.................................      248,717
  12,000 Honda Motor Company
Ltd...................................      247,554
  16,000
Inax......................................................
151,864
  15,000 Ishihara Sangyo
Kaisha....................................       48,668
  10,000 Ito-Yokado
Company........................................      615,981
  13,000 Kokuyo Company
Ltd........................................      302,179
  40,000 Komatsu
Ltd...............................................      329,298
  12,000 Komori
Corporation........................................      302,179
  31,000 Kumagai
Gumi..............................................      124,600
  32,000 Kuraray
Company...........................................      350,218
  11,000 Kyocera
Corporation.......................................      817,143
  21,000 Makita
Corporation........................................      335,593
  24,000 Marui Company
Ltd.........................................      499,758
  33,000 Matsushita Electric Industrial
Company....................      536,949
  19,000 Mitsubishi
Corporation....................................      233,705
  87,000 Mitsubishi Heavy Industries
Ltd...........................      693,472
  22,000 Mitsubishi Paper Mills
Ltd................................      132,320
  48,000 Mitsui Fudosan
Company....................................      590,412
  15,000 Mitsui Petrochemical
Industries...........................      122,760
   9,000 Murata Manufacturing
Company..............................      331,235
   9,000 National House Industrial
Company.........................      164,746
  49,000 NEC
Corporation...........................................
597,966
   9,000 Nippon
Hodo...............................................      152,542
 171,000 Nippon Steel
Corporation..................................      586,286
      41 Nippon Telegraph & Telephone
Corporation..................      331,574
  33,000 Nippondenso Company
Ltd...................................      616,852
  33,000 Nomura Securities Company
Ltd.............................      719,128
  18,000 Pioneer Electronics
Corporation...........................      329,491
   4,000 Sangetso Company
Ltd......................................      100,726
  20,000 Sankyo
Company............................................      449,395
   3,000 Sega
Enterprises..........................................      165,617
  38,000 Sekisui Chemical Company
Ltd..............................      559,419
  27,000 Sekisui
House.............................................      345,182
   4,200 Seven-Eleven Japan Company
Ltd............................      296,136
  36,000 Sharp
Corporation.........................................      575,303
  12,000 Shinetsu Chemicals Company
Ltd............................      248,717
   9,000 Sony
Corporation..........................................      539,564
  55,000 Sumitomo
Corporation......................................      559,322

VALUE
 SHARES
(NOTE 1)
 ------
--------
  47,000 Sumitomo Electric Industries Ltd.........................
$   564,455
  17,000 Sumitomo Forestry Company Ltd............................
260,145
   9,000 TDK Corporation..........................................
459,370
  54,000 Teijin...................................................
276,145
  17,000 Tokio Marine & Fire Insurance Company....................
222,276
   6,000 Tokyo Electron...........................................
232,446
  14,000 Tokyo Steel Manufacturing................................
257,627
  11,000 Toppan Printing Company Ltd..............................
144,891
   6,000 Total Access Communications+.............................
39,000
   7,350 Yurtec Corporation.......................................
128,847

-----------

20,758,559

-----------
  UNITED KINGDOM -- 15.1%
  71,000 Abbey National Ord.......................................
701,273
  41,000 Argos Ord................................................
379,173
  58,000 Argyll Group Ord.........................................
306,252
 172,000 ASDA Group Plc...........................................
295,163
  12,000 British Airport Authority Ord............................
90,385
  44,000 British Gas Ord..........................................
173,563
  26,000 British Petroleum Company Ord............................
217,435
  71,000 Cable & Wireless.........................................
507,210
  58,768 Cadbury Schweppes Ord....................................
485,083
  36,000 Coats Viyella Ord........................................
97,559
  29,000 Compass Group Ord........................................
220,231
  28,000 East Midlands Electricity Ord............................
289,821
  18,000 Electrocomponents Ord....................................
100,495
   7,000 GKN Ord..................................................
84,685
  44,000 Glaxo Wellcome Ord.......................................
625,238
  78,000 Grand Metropolitan Ord...................................
561,456
  64,000 Guinness Ord.............................................
470,621
  11,000 Heywood Williams Group Corporation Ord...................
42,195
  33,000 Hillsdown Holdings Ord...................................
87,123
  53,000 Kingfisher Ord...........................................
446,115
  52,000 Ladbroke Group Ord.......................................
118,308
  28,000 Laing (John), Class A, Non-Voting Ord....................
119,581
  33,000 London Electricity Ord.+.................................
293,913
  94,000 MB Caradon Plc...........................................
285,395
  48,106 National Grid Group Plc..................................
149,045
 114,000 National Westminster Bank Ord............................
1,148,117
  58,000 Rank Organization Ord....................................
419,745
  69,000 Reed International Ord...................................
1,051,746
  22,518 Rolls Royce Ord..........................................
66,094
  30,000 RTZ Corporation Ord......................................
436,082
  26,000 Sears Holdings Ord.......................................
41,993
  56,000 Shell Transport & Trading Ord............................
740,533
  50,000 Smith (David S.) Holdings Ord............................
219,750
 112,000 SmithKline Beecham Equity Units..........................
1,221,031
  68,000 T&N Plc Ord..............................................
171,079
  49,000 Tesco Ord................................................
226,008
 145,000 Tomkins Ord..............................................
633,896
  47,000 United Newspapers & Media Ord............................
404,683

-----------

13,928,075

-----------

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1995



VALUE
 SHARES
(NOTE 1)
 ------
--------
 COMMON STOCK -- (CONTINUED)
  NETHERLANDS -- 9.2%
   6,115 ABN Amro Holdings N.V. ..................................
$   278,561
   4,780 Ahold (Kon) N.V. ........................................
195,108
     994 Akzo Nobel N.V. .........................................
114,966
   9,876 CSM CVA .................................................
430,809
 119,490 Elsevier N.V. ...........................................
1,593,498
   4,040 Fortis Amev N.V. ........................................
270,642
   2,040 Hagemeyer................................................
106,532
   9,490 International Nederlanden Groep .........................
633,968
   6,222 Koninklijke PTT Nederland ...............................
226,050
   1,530 Nutricia (Veringde Bedrijven) ...........................
123,758
   9,405 Polygram N.V. ...........................................
499,349
   9,620 Royal Dutch Petroleum Company............................
1,344,054
   3,660 Unilever N.V. ...........................................
514,320
  22,895 Wolters Kluwer ..........................................
2,165,801

-----------

8,497,416

-----------
  FRANCE -- 7.4%
   1,945 Accor ...................................................
251,608
   3,199 Assurances Generales de France ..........................
107,047
   1,040 Carrefour ...............................................
630,451
   1,051 Castorama Dubois ........................................
171,986
   1,227 Chargeurs ...............................................
245,851
   4,220 Compagnie de St. Gobain .................................
459,800
   1,023 Credit Local de France ..................................
81,823
   8,230 Eaux (Cie Generale des) +++..............................
820,985
   2,100 Ecco ....................................................
317,507
   1,250 GTM--Entrepose ..........................................
87,610
     756 Guilbert SA .............................................
88,696
   3,388 Lafarge SA...............................................
218,101
   2,820 Lapeyre .................................................
140,396
   1,100 Legrand .................................................
169,680
     420 L'Oreal .................................................
112,349
   2,260 LVHM Moet Hennessey .....................................
470,353
   1,850 Pinault Printemps Redoute+...............................
368,792
   2,700 Poliet ..................................................
219,151
     874 Primagaz ................................................
69,371
     685 Rexel ...................................................
115,588
   1,530 Sanofi SA ...............................................
97,994
     750 Societe Generale Ord. ...................................
92,583
   4,160 Societe Nationale Elf Aquitaine .........................
306,249
     530 Sodexho .................................................
155,723
   5,240 Television Francaise ....................................
561,314
   4,550 Total 'B' Shares ........................................
306,830
   3,638 Valeo ...................................................
168,353

-----------

6,836,191

-----------
  HONG KONG -- 4.5%
  60,000 Dao Heng Bank Group .....................................
215,713
 331,793 First Pacific Company Ltd. ..............................
369,016
 306,000 Guangdong Investments Ltd.+ .............................
184,015



VALUE
 SHARES
(NOTE 1)
 ------
--------
 940,000 Guangzhou Investments Company Ltd. ......................
$   179,916
  67,000 Guoco Group+.............................................
323,194
 298,475 Hong Kong Land Holdings Ord. ............................
552,179
 133,000 Hutchison Whampoa, Ltd. .................................
810,126
 410,000 Maashan Iron & Steel ....................................
57,265
  91,000 New World Development Company ...........................
396,599
  47,000 Swire Pacific Company, Class A...........................
364,694
 185,000 Wharf Holdings ..........................................
616,068
 420,000 Yizheng Chemical Fibre ..................................
94,510

-----------

4,163,295

-----------
  SWITZERLAND -- 3.9%
     531 Brown Boveri & Cie AG, Class A...........................
617,121
     250 Ciba Geigy AG............................................
220,078
   1,950 CS Holdings..............................................
199,989
     606 Nestle SA................................................
670,647
     110 Roche Holdings AG Genuscheine ...........................
870,555
     510 Sandoz AG ...............................................
467,094
     170 Schweizerische Bankgesellschaft..........................
184,302
     800 Schweizerischer Bankverein...............................
326,800

-----------

3,556,586

-----------
  GERMANY -- 3.5%
     248 Allianz AG...............................................
483,548
     192 Altana ..................................................
111,799
   1,130 Bayer AG ................................................
298,260
     360 Bilfinger & Berger Bau AG ...............................
136,318
     232 Buderus AG ..............................................
90,276
   4,900 Deutsche Bank AG ........................................
232,255
     776 Fielmann AG+.............................................
40,045
     815 Gehe AG .................................................
414,888
     240 Gehe AG (New) ...........................................
118,912
     369 Hoechst AG ..............................................
100,098
     700 Hornbach Baumarkt AG ....................................
30,119
     893 Mannesmann AG ...........................................
284,402
   1,294 Praktiker Bau und Heimwerker+ ...........................
39,614
   2,880 Rhoen Klinikum AG +++....................................
285,188
   3,308 Schering AG .............................................
219,218
     161 Siemens AG ..............................................
88,135
   2,900 Veba AG .................................................
123,159
     529 Volkswagen AG ...........................................
176,924

-----------

3,273,158

-----------
  MALAYSIA -- 2.8%
 228,000 Affin Holdings Berhad ...................................
439,894
  80,000 Berjaya Sports Toto Berhad ..............................
185,849
 130,000 MBF Capital Berhad ......................................
131,551
 197,000 Multi Purpose Holdings ..................................
288,554
 170,000 Renong Berhad ...........................................
251,683
 196,000 Technology Resources Industries Ltd.+....................
578,808
 111,000 United Engineers (Malaysia) Berhad.......................
708,036

-----------

2,584,375

-----------

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1995


VALUE
 SHARES
(NOTE 1)
 ------
--------
 COMMON STOCK -- (CONTINUED)
  SINGAPORE -- 2.5%
 52,000 D.B.S. Land Ord. .........................................
$   175,723
 14,000 Development Bank of Singapore (F).........................
174,196
 18,000 Far East-Levingston Shipbuilding .........................
84,624
  7,000 Fraser & Neave Ord. ......................................
89,077
 17,000 Jurong Shipyard Ord. .....................................
131,000
 11,000 Keppel Corporation Ord. ..................................
97,985
 51,000 Neptune Orient Lines .....................................
57,328
 41,000 Overseas Union Bank (F) ..................................
282,609
 13,000 Overseas Union Enterprises ...............................
65,712
 24,000 Sembawang Corporation Ltd.................................
133,192
 14,000 Singapore International Airlines (F) .....................
130,647
 34,000 Singapore Land............................................
219,936
 12,000 Singapore Press Holdings (F) .............................
212,089
 91,000 United Industrial Corporation ............................
89,424
 39,600 United Overseas Bank (F) .................................
380,742

-----------

2,324,284

-----------
  SPAIN -- 2.2%
  5,942 Banco de Santander Ord. ..................................
298,325
    860 Banco Popular de Espanol..................................
158,600
  9,756 Centros Comerciales Pryca ................................
204,691
  8,610 Empresa Nacional de Electricidad (Endesa) ................
487,640
  1,400 Fomento de Construcciones Y Contratas S.A.................
107,337
  1,578 Gas Natural S.D.G. S.A. ..................................
245,871
 22,206 Iberdrola S.A. ...........................................
203,204
    510 Repsol, ADR ..............................................
16,766
  7,199 Repsol S.A. ..............................................
235,911
 13,742 Sevillana de Electricidad ................................
106,719

-----------

2,065,064

-----------
  SWEDEN -- 2.0%
  1,940 Asea AB Free, Series A....................................
188,435
 18,790 Astra AB, Series B........................................
744,186
 11,090 Atlas Copco AS, Series B .................................
167,006
  6,140 Electrolux Company AB, Series B...........................
251,961
  1,900 Esselte AB, Series B......................................
28,469
  2,490 Hennes & Mauritz AB, Series 5 ............................
138,740
  2,480 Sandvik AB, Series A .....................................
43,509
 11,790 Sandvik AB, Series B .....................................
206,842
  8,000 Stora Kopparbergs AB, Series B............................
95,776

-----------

1,864,924

-----------
  ITALY -- 1.8%
  7,001 Arnoldo Mondadori Editore S.p.A. Ord. ....................
60,740
 15,000 Assicurazioni Generali S.p.A..............................
363,651
 73,340 Banca Fideuram............................................
84,854
  7,000 Danieli & Company di Risp+++..............................
18,979
 25,000 Ente Nazionale Idrocarburi ...............................
87,484
  4,000 IMI S.p.A. Ord. ..........................................
25,221
 28,000 Istituto Nazionale delle Assicurazion+++..................
37,163
 24,740 Italgas S.p.A.............................................
75,343
  2,000 Ras.......................................................
22,755
  8,000 Rinascente Ord. ..........................................
48,474
 22,000 Sasib di Risp Ord. .......................................
53,821
  8,477 Sasib Ord. ...............................................
37,414


VALUE
 SHARES
(NOTE 1)
 ------
--------
  11,114 SME (Meridionale di Finanziaria) ........................
$    22,740
  80,000 S.T.E.T. ................................................
226,482
  25,000 S.T.E.T. di Risp.........................................
51,072
  54,362 Telecom Italia di Risp S.p.A. ...........................
66,564
 101,467 Telecom Italia Mobile S.p.A. ............................
178,815
 131,055 Telecom Italia S.p.A. ...................................
204,102
   4,560 Unichem (Union-Cem-March Emil) S.p.A. ...................
24,583

-----------

1,690,257

-----------
  AUSTRALIA -- 1.7%
  11,000 Amcor Ltd. Ord. .........................................
77,669
  53,266 Australian Gas Light Company.............................
199,929
  13,597 Broken Hill Property Company Ord. .......................
192,013
  39,645 Burns Philip & Company Ltd...............................
88,693
   9,355 Coca Cola Amatil Ltd. ...................................
74,607
  10,265 Lend Lease Corporation Ord. .............................
148,775
  23,000 Publishing & Broadcasting Ltd. ..........................
80,174
  49,000 Sydney Harbour Casino+ ..................................
61,913
  35,000 Tabcorp Holdings Ltd. ...................................
98,852
  22,156 The News Corporation Ord.................................
118,236
  17,000 Western Mining Corporation Holdings Ltd..................
109,169
  35,000 Westpac Banking Corporation .............................
155,042
  25,000 Woodside Petroleum Ltd. .................................
127,839

-----------

1,532,911

-----------
  MEXICO -- 1.6%
  16,590 Cementos Mexicanos S.A., Series B .......................
60,210
  49,109 Cemex S.A. ..............................................
161,681
   3,930 Cesp, ADR++..............................................
32,423
 208,030 Cifra S.A. de CV, Class E, ADR...........................
222,592
  18,790 Cifra S.A. de CV, NPV, Class C ..........................
18,997
  34,789 Fomento Economico Mexicana, Series B ....................
78,461
  12,028 Gruma S.A. de CV, Series B ..............................
33,831
  56,050 Grupo Embotellador de Mexico.............................
89,360
  47,166 Grupo Financiero Banamex, Series B ......................
78,987
     512 Grupo Financiero Banamex, Series L ......................
760
  84,790 Grupo Industrial Maseca S.A., Class B....................
51,874
   7,416 Grupo Modelo S.A. de CV, Series C........................
34,897
   5,000 Grupo Sidek, ADR ........................................
11,250
  26,180 Grupo Sidek S.A. de CV, Class B .........................
11,266
   6,390 Grupo Telivisa S.A., GDR.................................
143,775
   6,403 Kimberly-Clark de Mexico, Class A........................
96,605
  10,434 Telefonos de Mexico S.A., ADR ...........................
332,584

-----------

1,459,553

-----------
  NORWAY -- 1.4%
   2,170 Bergesen DY AS, Class A .................................
43,204
   3,090 Kvaerner Industrier, Class A ............................
109,371
  14,010 Norsk Hydro AS...........................................
588,865
   9,390 Orkla Booregaard AS......................................
466,640
   2,390 Saga Petroleum, Series B ................................
29,835

-----------

1,237,915

-----------


                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1995

VALUE
  SHARES
(NOTE 1)
  ------
--------
 COMMON STOCK -- (CONTINUED)
  ARGENTINA -- 1.3%
     4,189 Banco de Galicia--Buenos Aires ........................
$    86,398
     1,633 Banco Frances, ADR.....................................
43,887
       943 Buenos Aires Embotelladora S.A., ADR ..................
19,449
    11,480 Comercial del Plata S.A.+ .............................
30,417
     1,080 Comercial del Plata S.A., ADR+ ........................
28,620
    13,275 Perez Companc (Naviera) ...............................
70,347
     6,950 Telecom Argentina+.....................................
32,799
    24,000 Telefonica de Argentina S.A., ADR .....................
654,000
     2,630 Transportadora de Gas, ADR ............................
33,861
     7,140 Y.P.F Sociedad Anonima ................................
154,403

-----------

1,154,181

-----------
  BELGIUM -- 1.1%
       530 Generale de Banque Ord. ...............................
187,742
     1,730 Kredietbank International NPV..........................
472,620
       248 U.B.C. ................................................
330,119

-----------

990,481

-----------
  BRAZIL -- 1.0%
     3,410 Brazil Fund, Inc.......................................
72,036
     1,896 Cemig Companhia, ADR...................................
41,712
 3,719,511 Companhia Energetica de Minas Gerais...................
82,277
 2,280,000 Companhia Siderugica Nacional..........................
46,916
    12,100 Telebras, ADR .........................................
573,237
 2,000,000 Telec Brasileiras-Telebras ............................
77,370
     1,432 Uniao de Bancos Brasileiras ...........................
64,384

-----------

957,932

-----------
  THAILAND -- 1.0%
     9,300 Advanced Information Services (F) .....................
164,661
    17,100 Bangkok Bank Public Company Ltd. (F) ..................
207,725
    15,600 Bank of Ayudhya (F) ...................................
87,320
     3,000 Land & House Public Company Ltd. (F) ..................
49,305
     1,500 Siam Cement Public Company Ltd. (F) ...................
83,128
    11,600 Siam Commercial Bank Public Company
            Ord. (F) .............................................
152,886
    13,600 Thai Farmers Bank Public Company (F) ..................
137,134

-----------

882,159

-----------
  CHILE -- 0.7%
       718 AFP Provida, ADR+......................................
19,835
     1,910 Chilectra S.A. ........................................
92,390
     2,515 Chilgener S.A., ADS....................................
62,875
     2,241 Compania Cervecerias, ADR..............................
52,103
     1,055 Compania de Telefonos de Chile ........................
87,433
     6,066 Empresa Nacional Electricidad Chile, ADR ..............
138,002
     2,831 Enersis S.A., ADR......................................
80,683
     5,460 The Chile Fund.........................................
141,960

-----------

675,281

-----------


VALUE
 SHARES
(NOTE 1)
 ------
--------
  NEW ZEALAND -- 0.6%
  29,000 Air New Zealand Ltd., Class B, Ord. .....................
$    98,586
  45,000 Carter Holt Harvey Ord. .................................
97,082
  20,000 Fernz Corporation Ord. ..................................
52,823
  63,973 Fletcher Challenge (Forest Division) ....................
91,172
  28,000 Fletcher Challenge Ord. .................................
64,617
  39,000 Telecom Corporation of New Zealand ......................
168,275

-----------

572,555

-----------
  CHINA -- 0.4%
  18,100 Huaneng Power International, ADS+ .......................
260,187
 412,000 Shanghai Petrochemical, Class H .........................
118,552

-----------

378,739

-----------
  CANADA -- 0.3%
   6,740 Alcan Aluminum ..........................................
209,198
   3,420 Macmillan Bloedel .......................................
42,273
   3,040 Royal Bank Of Canada ....................................
69,306

-----------

320,777

-----------
  KOREA -- 0.3%
      58 Samsung Company, GDR+ ...................................
3,480
     791 Samsung Electronics Company, Non-Voting, GDR+ ...........
47,460
   3,200 Samsung Electronics Company, Non-Voting, GDR+ ++.........
192,000

-----------

242,940

-----------
  DENMARK -- 0.3%
   1,570 Den Danske Bank..........................................
108,286
     650 Tele Danmark AS, Series B................................
35,467
   1,950 UniDanmark AS, Series A .................................
96,569

-----------

240,322

-----------
  PORTUGAL -- 0.3%
   4,230 Estabelec Jeronimo Martins & Filho ......................
235,016

-----------
  INDONESIA -- 0.2%
   9,000 PT Telekomunikas Indonesia, ADR .........................
227,250

-----------
  FINLAND -- 0.1%
   3,580 Nokia AB, Class A .......................................
138,256

-----------
  AUSTRIA -- 0.1%
     630 Flughafen Wein AG........................................
42,506
     660 Oesterreichische Elektrizitats Wirtsch, Class A .........
39,685

-----------

82,191

-----------
  PANAMA -- 0.1%
   3,500 Panamerican Beverages Inc., Class A .....................
112,000

-----------
  UNITED STATES -- 0.0%#
   1,140 Enron Global Power & Pipelines ..........................
28,357

-----------
         Total Common Stock (Cost $74,816,079)....................
83,011,000

-----------


                      See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

                               DECEMBER 31, 1995



VALUE
   SHARES
(NOTE 1)
   ------
--------
 PREFERRED STOCK -- 1.4%
  BRAZIL -- 1.0%
  20,259,354 Banco Bradesco .....................................
$   177,174
     280,000 Brahma-Companhia Cervejaria ........................
115,235
     270,000 Brasmotor S.A. .....................................
53,614
     240,000 Companhia Cimento Portland Itau.....................
57,287
     149,000 Coteminas PN........................................
49,823
     500,000 Electrobras B ......................................
135,295
     150,000 Itaubanco PN .......................................
41,823
   2,620,000 Lojas Americanas NPV ...............................
61,460
     530,000 Petroleo Brasil ....................................
45,254
     670,000 Telesp .............................................
98,575
 141,370,000 Usiminas PN.........................................
114,905

-----------

950,445

-----------
  GERMANY -- 0.3%
       1,410 Hornbach AG ........................................
120,941
         279 Krones AG+ .........................................
110,705

-----------

231,646

-----------
  AUSTRALIA -- 0.1%
      38,000 TNT Ltd. (Cumulative Convertible Shares) ...........
53,945

-----------
  AUSTRIA -- 0.0%#
         480 Creditanstalt Bankverein ...........................
24,670

-----------
             Total Preferred Stock
              (Cost $1,397,373)..................................
1,260,706

-----------
 WARRANTS -- 0.2%
      38,600 Affin Holdings, Warrants, Expire 11/15/1999+ .......
25,382
      20,000 Commerce Asset Holdings Berhad, Warrants, Expire
              06/27/1998+ .......................................
51,581
          79 Primagaz, Warrants, Expire 06/30/1998+ .............
677
      10,800 United Overseas Bank, Warrants, Expire 06/17/1997+
              ...................................................
43,521
         780 Veba AG, Warrants, Expire 04/06/1998+ ..............
122,385

-----------
             Total Warrants (Cost $189,227)......................
243,546

-----------
 RIGHTS -- 0.0%# (Cost $0)
     473,704 Banco Bradesco, Pfd.+...............................
780

-----------
  PRINCIPAL
   AMOUNT
  ---------
 CORPORATE BOND -- 0.0%# (Cost $18,166)
      $7,000 Kredietbank International NPV, Convertible Bond,
              5.750% due 11/30/2003..............................
21,026

-----------

TOTAL INVESTMENTS (COST $76,420,845*)........................
91.5%  84,537,058
OTHER ASSETS AND LIABILITIES (NET)...........................
8.5    7,814,796
                                                              ----
-  -----------
NET ASSETS...................................................
100.0% $92,351,854

=====  ===========

------------
* Aggregate cost for federal tax purposes was $76,572,224.
+ Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. +++The Adviser has deemed these securities to be illiquid. #Amount represents less than 0.1%.

Abbreviations: ADR -- American Depositary Receipt
ADS -- American Depositary Shares
(F) -- Foreign or Alien Shares
GDR -- Global Depositary Receipt
Ord. -- Ordinary


At December 31, 1995, sector diversification of the Portfolio was follows:

                                                            % OF
VALUE
SECTOR DIVERSIFICATION                                   NET
ASSETS  (NOTE 1)
----------------------                                   ---------
-  --------
COMMON STOCK:
Banking.................................................     8.2%
$ 7,572,182
Utilities...............................................     7.6
7,022,197
Media...................................................     7.1
6,565,416
Health and Personal Care................................     6.5
5,971,555
Retail Trade............................................     5.7
5,291,731
Construction and Building Materials.....................     4.8
4,402,110
Electronics and Instruments.............................     4.6
4,270,507
Petroleum...............................................     4.4
4,062,417
Machinery and Engineering Services......................     3.5
3,251,552
Chemicals...............................................     3.2
2,956,755
Household Products......................................     3.1
2,841,117
Food and Grocery Products...............................     3.0
2,803,680
Real Estate.............................................     2.9
2,689,070
Metals and Mining.......................................     2.8
2,557,863
Diversified Industrial Manufacturing....................     2.6
2,402,271
Financial Institutions..................................     2.4
2,167,967
Beverage and Tobacco....................................     2.1
1,973,923
Transport and Storage...................................     2.0
1,855,708
Entertainment and Leisure...............................     1.7
1,571,154
Insurance...............................................     1.6
1,507,082
Electrical Equipment....................................     1.4
1,304,290
Diversified Holding Companies...........................     1.3
1,208,651
Heavy Engineering.......................................     1.1
1,026,813
Wholesale Trade.........................................     1.1
988,252
Business Services.......................................     1.1
985,011
Energy..................................................     1.0
877,409
Automotive..............................................     0.9
848,595
Computers and Communications............................     0.9
837,414
Forestry and Paper Products.............................     0.7
600,909
Textiles................................................     0.3
317,309
Investment Trusts.......................................     0.2
213,996
Aerospace and Defense...................................     0.1
66,094
                                                           -----
-----------
TOTAL COMMON STOCK......................................    89.9
83,011,000
PREFERRED STOCK.........................................     1.4
1,260,706
WARRANTS................................................     0.2
243,546
RIGHTS..................................................     0.0#
780
CORPORATE BOND..........................................     0.0#
21,026
                                                           -----
-----------
TOTAL INVESTMENTS.......................................    91.5
84,537,058
OTHER ASSETS AND LIABILITIES (NET)......................     8.5
7,814,796
                                                           -----
-----------
NET ASSETS..............................................   100.0%
$92,351,854
                                                           =====
===========

------------
# Amount represents less than 0.1%.

                 SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
                  FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL:


CONTRACT   MARKET

VALUE     VALUE

DATE    (NOTE 1)
                                                             -----
---  --------
    132,794 Australian Dollar.............................
01/02/1996 $ 98,699
     17,447 British Pound Sterling........................
01/02/1996   27,095
 18,429,624 Spanish Peseta................................
01/02/1996  151,934
    267,046 Swiss Francs..................................
01/03/1996  231,646
  5,126,638 Japanese Yen..................................
01/04/1996   49,669

--------
 Total Forward Foreign Exchange Contracts to Sell
  (Contract Amount $559,465)...............................
$559,043

========


                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                        QUEST FOR VALUE EQUITY PORTFOLIO

                               DECEMBER 31, 1995

VALUE
   SHARES
(NOTE 1)
   ------
--------
 COMMON STOCK -- 80.2%
  INSURANCE -- 16.7%
     50,000 ACE Ltd. .............................................
$ 1,987,500
     16,200 American International Group, Inc ....................
1,498,500
     65,300 EXEL Ltd. Ord. .......................................
3,983,300
     20,000 Markel Corporation+...................................
1,510,000
     22,000 Mid Ocean Ltd. .......................................
816,750
     70,000 Prudential Reinsurance Holdings, Inc. ................
1,636,250

-----------

11,432,300

-----------
  FINANCIAL SERVICES -- 8.5%
     21,700 American Express Company .............................
897,837
     37,500 Federal Home Loan Mortgage Corporation ...............
3,131,250
      8,000 Morgan Stanley Group, Inc. ...........................
645,000
     18,000 Travelers Group, Inc..................................
1,131,750

-----------

5,805,837

-----------
  AEROSPACE AND DEFENSE -- 5.6%
     25,000 AlliedSignal, Inc. ...................................
1,187,500
     73,000 Coltec Industries, Inc.+..............................
848,625
     19,500 McDonnell Douglas Corporation.........................
1,794,000

-----------

3,830,125

-----------
  BANKING -- 5.3%
     28,000 Citicorp..............................................
1,883,000
     13,000 First Interstate Bancorp..............................
1,774,500

-----------

3,657,500

-----------
  HEALTH CARE -- 5.2%
     32,000 Columbia/ HCA Healthcare Corporation .................
1,624,000
     94,000 Tenet Healthcare Corporation+.........................
1,950,500

-----------

3,574,500

-----------
  TRANSPORTATION -- 5.0%
     12,000 AMR Corporation+......................................
891,000
     68,000 Canadian Pacific Ord. ................................
1,232,500
     28,000 CSX Corporation.......................................
1,277,500

-----------

3,401,000

-----------
  RETAIL -- 4.9%
     62,500 May Department Stores Company.........................
2,640,625
     15,000 Penney (J.C.) Inc. ...................................
714,375

-----------

3,355,000

-----------
  DRUGS AND MEDICAL PRODUCTS -- 3.9%
     28,000 Becton, Dickinson & Company...........................
2,100,000
      6,000 Warner-Lambert Company................................
582,750

-----------

2,682,750

-----------
  ENERGY -- 3.5%
     22,000 Tenneco Inc. .........................................
1,091,750
     22,500 Triton Energy Corporation.............................
1,290,938

-----------

2,382,688

-----------
  TEXTILES AND APPAREL -- 3.5%
    100,000 Shaw Industries Inc...................................
1,475,000
     36,200 Warnaco Group, Inc., Class A..........................
905,000

-----------

2,380,000

-----------

VALUE
   SHARES
(NOTE 1)
   ------
--------
  TOYS, GAMES AND HOBBIES -- 3.4%
     28,400 Hasbro Inc............................................
$   880,400
     47,500 Mattel, Inc...........................................
1,460,625

-----------

2,341,025

-----------
  PAPER AND PAPER PRODUCTS -- 2.8%
     20,000 Champion International Corporation....................
840,000
     25,000 Temple-Inland Inc.....................................
1,103,125

-----------

1,943,125

-----------
  ELECTRONICS -- 2.5%
     32,000 Arrow Electronics Inc.+...............................
1,380,000
     10,000 Loral Corporation.....................................
353,750

-----------

1,733,750

-----------
  TELECOMMUNICATIONS -- 2.3%
     40,000 Sprint Corporation....................................
1,595,000

-----------
  TECHNOLOGY -- 1.9%
     23,000 Intel Corporation.....................................
1,305,250

-----------
  FOOD AND BEVERAGE -- 1.6%
     30,000 Varity Corporation+...................................
1,113,750

-----------
  DIVERSIFIED CHEMICALS -- 1.5%
     15,000 Du Pont (E.I.) de Nemours & Company...................
1,048,125

-----------
  COSMETICS AND TOILETRIES -- 1.3%
     12,100 Avon Products Inc.....................................
912,037

-----------
  METALS AND MINING -- 0.8%
     18,315 Freeport McMoran Copper & Gold Inc., Class B..........
515,109

-----------
            Total Common Stock
             (Cost $42,959,534)...................................
55,008,871

-----------
 PRINCIPAL
   AMOUNT
 ---------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 1.3%
  (Cost $899,864)
 $  900,000 Federal Home Loan Bank (FHLB),
             5.450%# due 01/02/1996...............................
899,864

-----------
 COMMERICAL PAPER -- 21.5%
  2,700,000 Deere (John) Capital Corporation,
             5.550%# due 01/17/1996...............................
2,693,180
  3,300,000 Ford Motor Credit Corporation,
             5.600%# due 01/17/1996...............................
3,291,787
  3,000,000 Household Finance Corporation,
             5.770%# due 01/10/1996...............................
2,995,685
  3,000,000 Merrill Lynch & Company, Inc.,
             5.760%# due 01/03/1996...............................
2,999,040
  2,800,000 Prudential Funding Corporation,
             5.740%# due 01/10/1996...............................
2,795,973

-----------
            Total Commercial Paper
             (Cost $14,775,665)...................................
14,775,665

-----------

TOTAL INVESTMENTS (COST $58,635,063*).......................
103.0%  70,684,400
OTHER ASSETS AND LIABILITIES (NET)..........................
(3.0)  (2,053,966)
                                                             -----
-----------
NET ASSETS..................................................
100.0% $68,630,434
                                                             =====
===========

------------
* Aggregate cost for federal tax purposes.
+ Non-income producing security.
# Rate represents annualized yield at date of purchase.

Abbreviation:
Ord. -- Ordinary

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                      QUEST FOR VALUE SMALL CAP PORTFOLIO

                               DECEMBER 31, 1995

VALUE
   SHARES
(NOTE 1)
   ------
--------
 COMMON STOCK -- 68.4%
  HEALTH CARE -- 10.8%
     10,000 AmeriSource Health Corporation, Class A+..............
$   330,000
     15,200 Community Health Systems Inc.+........................
541,500
     29,000 DENTSPLY International, Inc. .........................
1,160,000
     51,300 Magellan Health Services Inc.+........................
1,231,200
     28,800 Summit Care Corporation+..............................
658,800
     10,000 Sunrise Medical Inc.+.................................
185,000
     54,600 SpaceLabs Medical Inc.+...............................
1,569,750

-----------

5,676,250

-----------
  OIL AND GAS -- 7.3%
     42,600 Aquila Gas Pipeline Corporation.......................
548,475
     24,000 Belden & Blake Corporation+...........................
420,000
     72,500 Global Natural Resources, Inc.+.......................
761,250
     76,250 Noble Drilling Corporation+...........................
686,250
     48,000 Petroleum Heat & Power Inc., Class A..................
390,000
     52,500 St. Mary Land & Exploration Company...................
735,000
     35,000 Tesoro Petroleum Corporation+.........................
301,875

-----------

3,842,850

-----------
  BUILDING AND CONSTRUCTION -- 5.6%
     58,589 D.R. Horton Inc.......................................
688,421
     70,100 Falcon Building Products Inc., Class A+...............
674,712
     28,000 Insituform Technologies Inc., Class A+................
325,500
     26,000 Martin Marietta Materials Inc.........................
536,250
     37,800 McGrath Rentcorp......................................
718,200

-----------

2,943,083

-----------
  REAL ESTATE -- 5.0%
     48,400 Cousins Properties, Inc...............................
980,100
     19,700 Post Properties Inc...................................
627,937
     21,936 Security Capital Pacific Trust........................
433,236
     58,900 Taubman Centers, Inc..................................
589,000

-----------

2,630,273

-----------
  COMPUTER SERVICES AND SOFTWARE -- 4.5%
     85,500 BancTec, Inc.+........................................
1,581,750
     54,400 Exabyte Corporation+..................................
795,600

-----------

2,377,350

-----------
  TEXTILES AND APPAREL -- 4.2%
     88,000 Dyersburg Corporation.................................
440,000
     29,600 Mohawk Industries Inc.+...............................
462,500
     65,700 Westpoint Stevens Inc.+...............................
1,318,106

-----------

2,220,606

-----------
  INSURANCE -- 3.7%
     30,000 Capsure Holdings Corporation+.........................
528,750
     37,500 E.W. Blanch Holdings, Inc.............................
876,562
     37,500 Penn-America Group, Inc...............................
534,375

-----------

1,939,687

-----------

VALUE
   SHARES
(NOTE 1)
   ------
--------
  MANUFACTURING -- 3.3%
     80,000 Easco Inc. ...........................................
$   690,000
     23,300 North American Watch Corporation......................
448,525
     35,000 Nu-Kote Holdings, Inc., Class A+......................
595,000

-----------

1,733,525

-----------
  CHEMICALS -- 2.7%
     24,700 OM Group, Inc.........................................
818,188
     55,000 Sybron Chemical Inc.+.................................
591,250

-----------

1,409,438

-----------
  ADVERTISING -- 2.6%
     39,600 Katz Media Group Inc.+................................
697,950
     36,600 True North Communications Inc.........................
677,100

-----------

1,375,050

-----------
  TRANSPORTATION -- 2.5%
     45,000 Harmon Industries Inc.................................
708,750
     43,600 MTL, Inc.+............................................
610,400

-----------

1,319,150

-----------
  PRINTING AND PUBLISHING -- 2.1%
    160,000 Baldwin Technology Inc., Class A+.....................
810,000
     17,000 Merrill Corporation...................................
272,000

-----------

1,082,000

-----------
  RETAIL -- 2.0%
     16,900 Blair Corporation.....................................
534,462
     37,500 Maxim Group Inc.+.....................................
506,250

-----------

1,040,712

-----------
  FINANCIAL SERVICES -- 1.9%
     24,400 First Financial Caribbean Corporation.................
457,500
     36,700 Guaranty National Corporation.........................
564,263

-----------

1,021,763

-----------
  CONTAINERS -- 1.8%
     68,000 Shorewood Packaging Corporation+......................
969,000

-----------
  ELECTRONICS -- 1.7%
     17,500 Exide Corporation.....................................
258,125
     35,000 Oak Industries Inc.+..................................
656,250

-----------

914,375

-----------
  UTILITIES -- 1.7%
     81,200 Sithe Energies, Inc.+.................................
487,200
     18,500 UGI Corporation.......................................
383,875

-----------

871,075

-----------
  TOBACCO, FOOD AND BEVERAGES -- 1.0%
     20,000 Morningstar Group Inc.+...............................
160,000
        500 Ralcorp Holdings Inc.+................................
12,125
     31,800 Sylvan Inc.+..........................................
377,625

-----------

549,750

-----------
  PAPER AND PAPER PRODUCTS -- 0.9%
    110,000 Repap Enterprises Inc.+...............................
488,125

-----------

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                      QUEST FOR VALUE SMALL CAP PORTFOLIO

                               DECEMBER 31, 1995

VALUE
   SHARES
(NOTE 1)
   ------
--------
 COMMON STOCK -- (CONTINUED)
  MEDICAL LAB SUPPLIES -- 0.9%
     19,800 Sybron International Corporation+.....................
$   470,250

-----------
  LEASING -- 0.9%
     25,000 Interpool, Inc. ......................................
446,875

-----------
  AUTOMOTIVES -- 0.8%
     28,200 Masland Corporation...................................
394,800

-----------
  CONSUMER SERVICES -- 0.5%
     15,000 Armor All Products Corporation........................
271,875
     34,200 SpectraVision, Inc., Class B+.........................
534

-----------

272,409

-----------
            Total Common Stock
             (Cost $33,859,173)...................................
35,988,396

-----------
 PREFERRED STOCK -- 0.8% (Cost $450,000)
      4,500 Interpool, Inc., Pfd. Conv. ..........................
418,500

-----------

 PRINCIPAL
VALUE
   AMOUNT
(NOTE 1)
 ---------
--------
 COMMERCIAL PAPER -- 28.7%
 $2,400,000 Beneficial Corporation,
             5.760%# due 01/08/1996...............................
$ 2,397,312
    700,000 Deere (John) Capital Corporation,
             5.550%# due 01/17/1996...............................
698,273
  2,400,000 Ford Motor Credit Corporation,
             5.600%# due 01/17/1996...............................
2,394,027
  2,300,000 General Electric Capital Corporation,
             5.650%# due 01/24/1996...............................
2,291,698
  2,400,000 Household Financial Corporation,
             5.750%# due 01/10/1996...............................
2,396,550
  2,000,000 IBM Credit Corporation,
             5.730%# due 01/03/1996...............................
1,999,363
  2,000,000 Merrill Lynch & Company, Inc.,
             5.760%# due 01/03/1996...............................
1,999,360
    900,000 Prudential Funding Corporation,
             5.770%# due 01/10/1996...............................
898,702

-----------
            Total Commercial Paper
             (Cost $15,075,285)...................................
15,075,285

-----------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 1.1%
  (Cost $599,910)
    600,000 Federal Home Loan Bank (FHLB),
             5.450#% due 01/02/1996...............................
599,910

-----------

TOTAL INVESTMENTS (COST $49,984,368*)........................
99.0%  52,082,091
OTHER ASSETS AND LIABILITIES (NET)...........................
1.0      514,739
                                                              ----
-  -----------
NET ASSETS...................................................
100.0% $52,596,830

=====  ===========

------------
* Aggregate cost for federal tax purposes was $50,003,404.
+ Non-income producing security.
# Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

                               DECEMBER 31, 1995

 PRINCIPAL
VALUE
   AMOUNT
(NOTE 1)
 ---------
--------
 U.S. TREASURY OBLIGATIONS -- 44.4%
  U.S. TREASURY NOTES -- 30.0%
            U.S. Treasury Notes:
 $   14,000 6.875% due 10/31/1996................................
$    14,179
     60,000 6.375% due 01/15/2000 ...............................
62,297
    424,000 7.875% due 08/15/2001 ...............................
473,553
  1,420,000 6.375% due 08/15/2002 ...............................
1,488,998
    967,000 7.250% due 08/15/2004................................
1,075,333
    685,000 5.875% due 11/15/2005................................
700,413

-----------

3,814,773

-----------
  U.S. TREASURY BOND -- 14.4%
  1,606,000 U.S. Treasury Bond,
             7.125% due 02/15/2023...............................
1,836,365

-----------
            Total U.S. Treasury Obligations
             (Cost $5,466,823)...................................
5,651,138

-----------
 MORTGAGE-BACKED SECURITIES -- 26.2%
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 13.5%
            GNMA:
    418,427 7.500% due 12/15/2008................................
432,679
    232,791 8.500% due 12/15/2024................................
244,430
     42,742 8.000% due 01/15/2025................................
44,531
    794,008 8.000% due 09/15/2025................................
827,253
    160,468 8.500% due 10/15/2025................................
168,491

-----------

1,717,384

-----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 12.7%
            FNMA:
    280,528 7.500% due 06/01/2009................................
288,503
    292,451 8.000% due 10/01/2010................................
303,234
    177,432 7.500% due 04/01/2025................................
181,811
    259,647 7.000% due 08/01/2025................................
261,755
    321,313 8.500% due 09/01/2025................................
335,371
    241,993 7.500% due 10/01/2025................................
247,965

-----------

1,618,639

-----------
            Total Mortgage-Backed Securities
             (Cost $3,250,447)...................................
3,336,023

-----------
 CORPORATE FIXED INCOME SECURITIES -- 21.6%
  FINANCIAL SERVICES -- 14.8%
     40,000 Ahmanson (H.F.) & Company,
             Medium Term Note,
             7.650% due 04/15/2000...............................
42,195
    120,000 AT&T Universal Card Company,
             Series 95-2, Note,
             5.950% due 12/17/2002...............................
121,237
    475,000 Chase Manhattan Credit Card Company, Series 92-1,
             Note,
             7.400% due 05/15/2000...............................
484,201
    104,000 Donaldson Lufkin Jenrette, Senior Note,
             6.875% due 11/01/2005...............................
106,601
            Ford Motor Credit Company:
    300,000 Global Bond,
            6.250% due 02/26/1998................................
304,473
    450,000 Series 92-2, Note,
            7.375% due 04/15/1999................................
460,265

 PRINCIPAL
VALUE
   AMOUNT
(NOTE 1)
 ---------
--------
 $  109,000 Malayan Banking Berhad, NY,
             Subordinate Note,
             7.125% due 09/15/2005...............................
$   114,500
     50,000 MBNA Corporation, Series 95-C, Note,
             6.450% due 02/15/2008...............................
51,406
    110,000 Paine Webber Group Inc.,
             Medium Term Note,
             7.310% due 08/09/2000...............................
115,580
     50,000 Schwab (Charles) Corporation,
             Medium Term Note,
             6.300% due 09/30/2003...............................
48,777
     25,000 Smith Barney Holdings Inc., Note,
             7.875% due 10/01/1999...............................
26,628

-----------

1,875,863

-----------
  HEALTH CARE -- 1.9%
    150,000 American Home Products Corporation, Note,
             7.900% due 02/15/2005...............................
168,711
     70,000 Tenet Healthcare Corporation, Senior Note,
             9.625% due 09/01/2002...............................
77,000

-----------

245,711

-----------
  RETAIL -- 0.7%
     80,000 Federated Department Stores Inc.,
             Senior Note,
             10.000% due 02/15/2001..............................
86,400

-----------
  MEDIA AND COMMUNICATIONS -- 0.7%
     80,000 Jones Intercable Inc., Senior Note,
             9.625% due 03/15/2002...............................
86,000

-----------
  AEROSPACE AND DEFENSE -- 0.6%
     75,000 Lockheed Corporation, Medium Term Note,
             4.875% due 02/15/1996...............................
74,915

-----------
  LEASING -- 0.4%
     50,000 Hertz Corporation, Junior Subordinate Note,
             7.000% due 07/15/2003...............................
51,546

-----------
  CONSUMER NON-DURABLES -- 0.4%
     50,000 Valassis Communications Inc., Senior Note,
             9.550% due 12/01/2003...............................
50,981

-----------
  WASTE DISPOSAL -- 0.4%
     50,000 Waste Management Inc., Debenture,
             7.870% due 08/15/1996...............................
50,665

-----------
  OTHER -- 1.7%
    100,000 ADT Operations, Inc., Guaranteed Senior Note,
             8.250% due 08/01/2000...............................
105,500
     36,000 Carter Holt Harvey, Ltd., Senior Note,
             8.875% due 12/01/2004...............................
41,779
     30,000 Lincoln National Corporation, Note,
             7.250% due 05/15/2005...............................
31,936
     38,000 Mass Transit Railway Corporation, Note,
             7.250% due 10/01/2005...............................
39,460

-----------

218,675

-----------
            Total Corporate Fixed Income Securities
             (Cost $2,692,311)...................................
2,740,756

-----------

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

                               DECEMBER 31, 1995

 PRINCIPAL
VALUE
   AMOUNT
(NOTE 1)
 ---------
--------
 U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 3.9%
  (Cost $491,797)
 $  500,000 Federal Home Loan Bank (FHLB),
             4.170%# due 09/09/1996...............................
$   496,015

-----------

TOTAL INVESTMENTS (COST $11,901,378*)........................
96.1%  12,223,932
OTHER ASSETS & LIABILITIES (NET).............................
3.9      494,236
                                                              ----
-  -----------
NET ASSETS...................................................
100.0% $12,718,168

=====  ===========

------------
* Aggregate cost for federal tax purposes was $11,901,440.
# Rate represents annualized yield at date of purchase.


                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1995

VALUE
  SHARES
(NOTE 1)
  ------
--------
 COMMON STOCK -- 79.1%
  PHARMACEUTICALS -- 7.9%
    3,000 American Home Products Corporation......................
$   291,000
    5,000 Lilly (Eli) & Company...................................
281,250
    8,990 Pharmacia & Upjohn Inc. ................................
348,362
    2,100 Schering-Plough Corporation.............................
114,975
    7,300 SmithKline Beecham Plc, ADR.............................
405,150
    2,900 Warner-Lambert Company..................................
281,663

-----------

1,722,400

-----------
  BANKING AND FINANCE -- 7.3%
    3,200 Banc One Corporation....................................
120,800
    1,800 Bankers Trust New York Corporation......................
119,700
      900 Brooklyn Bancorp Inc....................................
36,675
    3,300 Chase Manhattan Corporation.............................
200,063
    3,300 Chemical Banking Corporation............................
193,875
    2,100 First Interstate Bancorp................................
286,650
    3,100 Morgan (J.P.) & Company Inc.............................
248,775
    4,000 National City Corporation...............................
132,500
    3,500 PNC Bank Corporation....................................
112,875
    6,000 Skandinaviska Enskil....................................
49,695
    2,600 U.S. Bancorp............................................
87,425

-----------

1,589,033

-----------
  CONSUMER PRODUCTS -- 7.0%
    6,100 American Brands Inc.....................................
272,213
      600 Clorox Company..........................................
42,975
    4,500 Corning Inc. ...........................................
144,000
      150 Dixie Yarns Inc.........................................
581
    2,600 Eastman Kodak Company...................................
174,200
    3,600 Hanson Plc, ADR.........................................
54,900
      200 Helene Curtis Industries................................
6,325
    4,100 Philip Morris Companies Inc.............................
371,050
    2,100 RJR Nabisco Holdings Corporation........................
64,837
    3,800 Tambrands Inc...........................................
181,450
      500 Unilever NV, ADR........................................
70,375
    4,300 UST Inc.................................................
143,513

-----------

1,526,419

-----------
  PETROLEUM -- INTERNATIONAL -- 6.6%
    2,000 Chevron Corporation.....................................
105,000
    2,050 British Petroleum Company Plc, ADR......................
209,356
    4,600 Exxon Corporation.......................................
368,575
    1,500 Mobil Corporation.......................................
168,000
    1,900 Royal Dutch Petroleum Company, ADR......................
268,137
    4,100 Texaco Inc..............................................
321,850

-----------

1,440,918

-----------
  UTILITIES -- ELECTRIC -- 5.5%
    3,500 Baltimore Gas & Electric Company........................
99,750
    7,900 Centerior Energy Corporation............................
70,112
    1,800 Dominion Resources Inc..................................
74,250
    1,600 DQE Inc.................................................
49,200
    6,400 Entergy Corporation.....................................
187,200
    2,800 Florida Progress Corporation............................
99,050

VALUE
  SHARES
(NOTE 1)
  ------
--------
    1,200 General Public Utilities Corporation....................
$    40,800
    4,600 Pacific Gas & Electric Company..........................
130,525
    8,250 PacifiCorp..............................................
175,313
      400 Public Service Company of New Mexico....................
7,050
    4,600 SCECorp.................................................
81,650
    3,900 Southern Company........................................
96,038
    3,000 Unicom Corporation......................................
98,250

-----------

1,209,188

-----------
  TELECOMMUNICATIONS -- 4.9%
    5,200 ALLTEL Corporation......................................
153,400
    3,400 BCE Inc.................................................
117,300
    2,100 Bell Atlantic Corporation...............................
140,437
    2,400 BellSouth Corporation...................................
104,400
      300 Communications Satellite Corporation....................
5,587
    5,700 GTE Corporation.........................................
250,800
      600 Pacific Telesis Group...................................
20,175
    2,800 Southern New England Telecommunications Corporation.....
111,300
    4,400 US West Inc.............................................
157,300

-----------

1,060,699

-----------
  FINANCIAL SERVICES -- 4.8%
    5,700 American Express Company................................
235,838
    1,700 American General Corporation............................
59,287
    2,500 Block (H&R) Inc.........................................
101,250
    1,650 Federal National Mortgage Association...................
204,806
    3,200 Student Loan Marketing Association......................
210,800
    3,700 Travelers Group, Inc....................................
232,638

-----------

1,044,619

-----------
  FOOD AND BEVERAGE -- 4.4%
    3,000 Anheuser-Busch Companies Inc............................
200,625
    2,100 Brown-Forman Corporation, Class B.......................
76,650
    1,550 CPC International Inc...................................
106,369
    3,300 General Mills Inc.......................................
190,575
    1,100 Grand Metropolitan Plc, ADR.............................
31,625
    4,400 Heinz (H.J.) Company....................................
145,750
    2,600 Quaker Oats Company.....................................
89,700
    3,900 Sara Lee Corporation....................................
124,312

-----------

965,606

-----------
  PETROLEUM -- DOMESTIC -- 3.3%
    3,650 Atlantic Richfield Company..............................
404,238
    5,100 McDermott Interational Inc. ............................
112,200
      900 Pennzoil Company........................................
38,025
    1,187 Sun Company Inc.........................................
32,494
    6,900 USX-Marathon Group (New)................................
134,550

-----------

721,507

-----------
  PAPER AND PAPER PRODUCTS -- 3.1%
    1,300 Georgia-Pacific Company.................................
89,213
    4,400 International Paper Company.............................
166,650
    2,600 Kimberly-Clark Corporation..............................
215,150
    4,200 Union Camp Corporation..................................
200,025

-----------

671,038

-----------

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1995

VALUE
  SHARES
(NOTE 1)
  ------
--------
 COMMON STOCK -- (CONTINUED)
  ELECTRICAL EQUIPMENT -- 2.9%
    3,307 Cooper Industries Inc. .................................
$   121,532
    4,600 General Electric Company................................
331,200
    1,700 Hubbell Inc., Class B...................................
111,775
    1,000 TRW Inc.................................................
77,500

-----------

642,007

-----------
  SPECIALTY CHEMICALS -- 2.7%
    5,000 Betz Laboratories Inc. .................................
205,000
    4,100 Crompton & Knowles Corporation..........................
54,325
    3,100 Lubrizol Corporation....................................
86,412
    3,700 Minnesota Mining & Manufacturing Company................
245,125

-----------

590,862

-----------
  MEDIA AND COMMUNICATIONS -- 2.6%
    3,200 Dun & Bradstreet Corporation............................
207,200
    2,400 Gannet Company Ltd......................................
147,300
    1,600 McGraw-Hill Companies Inc...............................
139,400
      500 Readers Digest Association Inc., Class A................
25,625
      100 Readers Digest Association Inc., Class B................
4,725
    2,900 US West Media Group+....................................
55,825

-----------

580,075

-----------
  INSURANCE -- 2.5%
   10,000 Allmerica Financial Corporation.........................
270,000
    1,400 Hilb, Rogal and Hamilton Company........................
18,725
    1,800 Loews Corporation.......................................
141,075
    2,500 Provident Life & Accident Company, Class B..............
84,687
      600 UNUM Corporation........................................
33,000
      800 Willis Corroon Group Plc, ADR...........................
9,300

-----------

556,787

-----------
  REAL ESTATE -- 2.2%
    6,800 DeBartolo Realty Corporation............................
88,400
    3,900 General Growth Properties Inc...........................
80,925
      200 Rouse Company...........................................
4,075
    7,300 Simon Property Group Inc................................
177,938
      400 Taubman Centers Inc.....................................
4,000
    3,300 Weingarten Realty Inc...................................
125,400

-----------

480,738

-----------
  DIVERSIFIED CHEMICALS -- 2.2%
    4,300 Du Pont (E.I.) de Nemours & Company.....................
300,463
    1,400 Monsanto Company........................................
171,500

-----------

471,963

-----------
  RETAIL -- 2.1%
      800 Dayton Hudson Corporation...............................
60,000
    1,350 Fleming Companies Inc...................................
27,844
      200 Hancock Fabrics Inc.....................................
1,800
    2,400 May Department Stores Company...........................
101,400
    3,700 Penney (J.C.) Company, Inc..............................
176,213
    2,600 Sears, Roebuck & Company................................
101,400

-----------

468,657

-----------

VALUE
  SHARES
(NOTE 1)
  ------
--------
  ELECTRONIC SYSTEMS -- 1.9%
    2,100 Eaton Corporation......................................
$   112,612
    2,300 EG&G Inc...............................................
55,775
    4,900 Honeywell, Inc.........................................
238,262

-----------

406,649

-----------
  RAILROADS -- 1.0%
      900 Conrail Inc............................................
63,000
    2,500 Union Pacific Corporation..............................
165,000

-----------

228,000

-----------
  MEDICAL SUPPLIES -- 1.0%
    1,000 Bausch & Lomb Inc......................................
39,625
    4,100 Baxter International Inc...............................
171,687

-----------

211,312

-----------
  BUSINESS SERVICES -- 0.8%
    1,000 Deluxe Corporation.....................................
29,000
    1,700 GATX Corporation.......................................
82,663
    1,400 Pitney Bowes Inc.......................................
65,800

-----------

177,463

-----------
  METALS AND MINING -- 0.8%
    3,836 Newmont Mining Corporation.............................
173,579

-----------
  TRANSPORTATION SERVICES -- 0.6%
    1,500 Alexander & Baldwin Inc................................
34,500
    2,200 PHH Corporation........................................
102,850

-----------

137,350

-----------
  CONGLOMERATES -- 0.5%
   43,500 Lonhro Ord.............................................
118,898

-----------
  ENERGY SERVICES -- 0.2%
    1,200 Witco Corporation......................................
35,100

-----------
  MACHINERY -- 0.1%
      884 Cooper Cameron Corporation+............................
31,382

-----------
  AUTOMOTIVES -- 0.1%
      700 Genuine Parts Company..................................
28,700

-----------
  GAS TRANSMISSION -- 0.1%
    2,000 TransCanada Pipeline Ltd...............................
27,500

-----------
  EXPLORATION AND PRODUCTION -- 0.0%#
      200 Eastern Enterprises....................................
7,050

-----------
          Total Common Stock
           (Cost $15,162,717)....................................
17,325,499

-----------
 PREFERRED STOCK -- 0.0%# (Cost $4,489)
      200 James River Corporation of Virginia,
           Conv. Pfd. ...........................................
4,675

-----------

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1995

 PRINCIPAL
VALUE
  AMOUNT
(NOTE 1)
 ---------
--------
 U.S. TREASURY OBLIGATIONS -- 2.1%
  U.S. TREASURY NOTES -- 2.1%
           U.S. Treasury Notes:
 $200,000  6.625% due 03/31/1997.................................
$   203,312
  100,000  7.250% due 02/15/1998.................................
103,984
  100,000  7.125% due 02/29/2000.................................
106,453
   50,000  7.500% due 02/15/2005.................................
56,672

-----------
           Total U.S. Treasury Obligations
            (Cost $451,817)......................................
470,421

-----------
 CORPORATE BONDS -- 1.5%
  150,000  B.F. Saul Real Estate Investment Trust,
            Senior Note,
            11.625% due 04/01/2002...............................
153,000
    1,160  Carson Pirie Scott & Company, Sub. Note, 13.000% due
            03/28/2005...........................................
1,164
    3,000  Delta Air Line Inc., Sub. Note,
            3.230% due 06/15/2003................................
2,850
  160,000  Liberty Property, L.P., Sub. Note,
            8.000% due 07/01/2001................................
164,400
    3,300  Time Warner Inc., Senior Note,
            8.750% due 01/10/2015................................
3,424

-----------
           Total Corporate Bonds
            (Cost $320,092)......................................
324,838

-----------
 FOREIGN GOVERNMENT
  DISCOUNT NOTE -- 0.5% (Cost $99,618)
  100,000  Treasury of New South Wales, Australia, 5.730% due
            01/25/1996...........................................
99,618

-----------

 PRINCIPAL
VALUE
  AMOUNT
(NOTE 1)
 ---------
--------
 COMMERCIAL PAPER -- 19.8%
 $355,000  Abbott Laboratories,
            5.800%## due 01/11/1996..............................
$   354,428
  145,000  AT&T Corporation,
            5.700%## due 01/30/1996..............................
144,334
  535,000  Ciesco, L.P.,
            5.730%## due 01/15/1996..............................
534,659
  800,000  Corporate Asset Funding Company, Inc., 5.540%## due
            02/27/1996...........................................
792,983
  687,000  Dun & Bradstreet Corporation,
            5.800%## due 01/02/1996..............................
686,889
  290,000  Falcon Asset Securitization Corporation, 5.800%## due
            01/23/1996...........................................
288,972
  300,000  Norfolk Southern Corporation,
            5.800%## due 01/11/1996..............................
299,517
  420,000  Preferred Receivables Funding Corporation, 5.770%##
            due 01/11/1996.......................................
419,327
  550,000  Southwestern Bell Telephone Company, 5.800%## due
            01/16/1996...........................................
548,671
  279,000  United Parcel Service of America, Inc., 5.850%## due
            01/04/1996...........................................
278,864

-----------
           Total Commercial Paper
            (Cost $4,348,644)....................................
4,348,644

-----------

TOTAL INVESTMENTS (COST $20,387,377*).......................
103.0%  22,573,695
OTHER ASSETS AND LIABILITIES (NET)..........................
(3.0)    (663,201)
                                                             -----
-----------
NET ASSETS..................................................
100.0% $21,910,494
                                                             =====
===========

------------
* Aggregate cost for federal tax purposes.
+ Non-income producing security.
# Amount represents less than 0.1%.
## Rate represents annualized yield at date of purchase.

Abbreviations:
ADR -- American Depositary Receipt
Ord. -- Ordinary

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

                               DECEMBER 31, 1995

VALUE
 SHARES
(NOTE 1)
 ------
--------
 COMMON STOCK -- 93.1%
  FINANCIAL SERVICES -- 9.9%
   2,200 AMBAC Inc................................................
$   103,125
     250 Block (H&R) Inc..........................................
10,125
   4,900 Countrywide Credit Industries, Inc.......................
106,575
   1,400 Fairfax Financial Holdings, Ltd..........................
100,561
  10,900 Federal Home Loan Mortgage Corporation...................
910,150
   2,400 Federal National Mortgage Association....................
297,900
   5,940 First Data Corporation...................................
397,238
   1,600 Fund American Enterprises Holdings.......................
119,200
     100 PartnerRe Ltd............................................
2,750
     800 PMI Group Inc............................................
36,200
   2,400 Quick & Reilly Group Inc.................................
49,200

-----------

2,133,024

-----------
  COMPUTER SERVICE AND SOFTWARE -- 7.6%
   2,800 Adobe Systems Inc........................................
173,600
   2,300 Automatic Data Processing Inc............................
170,775
   2,500 BMC Software, Inc.+......................................
106,875
     400 BroadBand Technologies Inc.+.............................
6,500
   4,400 Ceridian Corporation+....................................
181,500
   4,500 Cirrus Logic Inc.+.......................................
88,875
     800 DST Systems Inc.+........................................
22,800
   2,500 Electronic Arts Inc.+....................................
65,313
   3,000 Getronics Geveke.........................................
140,213
   4,300 Intuit Inc.+.............................................
335,400
   2,400 Microsoft Corporation+...................................
210,600
   3,200 Oracle Corporation+......................................
135,600

-----------

1,638,051

-----------
  MEDIA AND COMMUNICATIONS -- 7.5%
   1,400 Capital Cities/ABC Inc...................................
172,725
   3,300 Gaylord Entertainment Company, Class A...................
91,575
   1,500 General Instrument Corporation+..........................
35,062
   3,100 Readers Digest Association Inc., Class A.................
158,875
   1,100 Readers Digest Association Inc., Class B.................
51,975
   4,600 Time Warner Inc..........................................
174,225
     200 Turner Broadcasting Systems Inc., Class B................
5,200
   3,400 United International Holdings Inc., Class A+.............
50,150
   1,400 Viacom Inc., Class A+....................................
64,225
   2,900 Viacom Inc., Class B, Non-Voting+........................
137,388
   1,500 Ver Ned Uitgevers........................................
205,926
  61,000 Vodafone Group Ord.......................................
218,833
   7,300 Vodafone Group Plc, ADR..................................
257,325

-----------

1,623,484

-----------
  PHARMACEUTICALS -- 6.4%
   8,000 Astra AB, Class B........................................
316,844
  14,000 Medeva Plc, ADR..........................................
238,000
   3,300 Merck & Company..........................................
216,975
   7,100 Mylan Labs Inc...........................................
166,850
   4,300 Pfizer Inc...............................................
270,900
   3,200 SmithKline Beecham Plc, ADR..............................
177,600

-----------

1,387,169

-----------

VALUE
  SHARES
(NOTE 1)
  ------
--------
  INSURANCE -- 4.5%
    6,400 ACE Ltd.................................................
$   254,400
      500 Citizens Corporation....................................
9,312
      900 Foremost Corporation of America.........................
45,675
    1,200 Horace Mann Educator....................................
37,500
    1,200 Leucadia National Corporation...........................
30,000
    1,000 Prudential Reinsurance Holdings.........................
23,375
    6,900 UNUM Corporation........................................
379,500
    6,200 Zurich Reinsurance Centre Holdings Inc.+................
188,325

-----------

968,087

-----------
  CONSUMER PRODUCTS -- 4.3%
    4,000 American Greetings, Class A.............................
110,500
    2,500 Corning Inc.............................................
80,000
    2,050 CUC International Inc.+.................................
69,956
    4,100 Department 56, Inc.+....................................
157,337
    1,800 Eastman Kodak Company...................................
120,600
    2,000 First Brands Corporation................................
95,250
    1,000 Franklin Quest Company+.................................
19,500
      700 Gucci Group NV+.........................................
27,212
    3,000 Newell Company..........................................
77,625
      800 Philip Morris Companies Inc.............................
72,400
      700 Unilever NV, ADR........................................
98,525

-----------

928,905

-----------
  CONGLOMERATES -- 4.1%
       16 Berkshire Hathaway Inc.+................................
513,600
   12,000 Kinnevik Investment AB, Class B.........................
374,972

-----------

888,572

-----------
  BANKING AND FINANCE -- 4.0%
  200,000 Banca Fideuram..........................................
231,400
    3,000 Deutsche Bank AG Ord....................................
142,197
    2,100 NationsBank Corporation.................................
146,212
    3,100 Northern Trust Corporation..............................
173,600
    5,300 Norwest Corporation.....................................
174,900

-----------

868,309

-----------
  BUSINESS SERVICES -- 3.6%
   15,000 Elsevier NV.............................................
200,037
    2,500 Interpublic Group of Companies Inc......................
108,438
    1,400 Mutual Risk Management Ltd..............................
64,050
    2,100 Olsten Corporation......................................
82,950
    1,000 Paychex, Inc............................................
49,875
    5,100 Reuters Holdings Plc, Class B, ADR......................
281,138

-----------

786,488

-----------
  TELECOMMUNICATIONS -- 3.5%
    1,000 DSC Communications Corporation+.........................
36,875
    7,200 Ericsson (LM) Telephone, Class B, ADR...................
140,400
   27,000 Grupo Iusacell S.A. de CV, Series D, ADR+...............
216,000
    2,100 Mobile Telecommunications Technologies Corporation+.....
44,888
      300 Northern Telecom Ltd....................................
12,900
    1,000 Pacific Telesis Group...................................
33,625
    2,100 Sprint Corporation......................................
83,738

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

                               DECEMBER 31, 1995

VALUE
  SHARES
(NOTE 1)
  ------
--------
 COMMON STOCK -- (CONTINUED)
  TELECOMMUNICATIONS -- (CONTINUED)
   34,500 Telecom Italia Risp....................................
$     42,244
   25,000 Telecom Italia SpA.....................................
38,934
   70,000 Telecom Italia Mobile Risp+............................
73,707
   25,000 Telecom Italia Mobile SpA+.............................
44,057

------------

767,368

------------
  ELECTRICAL EQUIPMENT -- 3.5%
      700 AVX Corporation........................................
18,550
      400 Emerson Electric Company...............................
32,700
    2,800 Exide Corporation......................................
128,450
    8,100 General Electric Company...............................
583,200

------------

762,900

------------
  ENERGY SERVICES -- 3.3%
    2,200 BJ Services Company+...................................
63,800
    1,500 Camco International Inc................................
42,000
    3,500 Halliburton Company....................................
177,188
      700 Kirby Corporation+.....................................
11,375
    6,000 Schlumberger Ltd.......................................
415,500

------------

709,863

------------
  ELECTRONIC COMPONENTS -- 3.0%
    2,000 Altera Corporation+....................................
99,500
    1,500 Cisco Systems+.........................................
111,938
    1,200 Hewlett-Packard Company................................
100,500
    2,000 Linear Technology Corporation..........................
78,500
    4,400 Maxim Integrated Products Inc.+........................
169,400
    3,100 Xilinx Inc.+...........................................
94,550

------------

654,388

------------
  MEDICAL SUPPLIES -- 3.0%
    4,400 Abbott Laboratories....................................
183,700
    5,700 Boston Scientific Corporation+.........................
279,300
      400 Chiron Corporation+....................................
44,200
    3,150 St. Jude Medical Inc.+.................................
135,450

------------

642,650

------------
  MACHINERY -- 2.9%
    7,700 Danaher Corporation....................................
244,475
    2,500 Hagermeyer+............................................
130,554
    2,000 Teleflex Inc...........................................
82,000
    3,700 TriMas Corporation.....................................
69,837
    2,700 Varity Corporation+....................................
100,237

------------

627,103

------------
  RETAIL -- 2.6%
    1,000 AutoZone Inc.+.........................................
28,875
    2,150 Baker (J.) Inc.........................................
12,363
    3,800 Circuit City Stores Inc................................
104,975
    1,000 Corporate Express Inc.+................................
30,125
    1,300 Hennes & Mauritz, Series B.............................
72,434
      700 Kohl's Corporation+....................................
36,750
    5,500 Toys R Us Inc..........................................
119,625

VALUE
  SHARES
(NOTE 1)
  ------
--------
    1,100 Home Depot Inc.........................................
$     52,663
    1,100 Dayton Hudson Corporation..............................
82,500
    1,000 Revco D.S. Inc.+.......................................
28,250

------------

568,560

------------
  ENTERTAINMENT AND LEISURE -- 2.5%
    3,200 Boston Chicken Inc.+...................................
102,800
    4,600 Disney (Walt) Company..................................
271,400
    2,700 McDonald's Corporation.................................
121,838
    1,000 Oakley Inc.+...........................................
34,000

------------

530,038

------------
  FOOD AND BEVERAGE -- 2.2%
    1,000 LVMH Moet Hennessey Louis Vitton Ord...................
208,121
      700 McCormick & Company....................................
16,888
    2,500 PepsiCo Inc............................................
139,687
    3,500 Sara Lee Corporation...................................
111,562

------------

476,258

------------
  SPECIALTY CHEMICALS -- 2.1%
    5,600 Great Lakes Chemical Corporation.......................
403,200
    1,200 Sigma-Aldrich Corporation..............................
59,400

------------

462,600

------------
  PETROLEUM -- INTERNATIONAL -- 1.7%
    2,600 Royal Dutch Petroleum Company, ADR.....................
366,925

------------
  AEROSPACE AND DEFENCE -- 1.6%
    3,900 AlliedSignal Corporation...............................
185,250
    2,000 Boeing Company.........................................
156,750

------------

342,000

------------
  PAPER AND PAPER PRODUCTS -- 1.3%
    2,400 Albany International Corporation, Class A..............
43,500
    2,964 Kimberly-Clark Corporation.............................
245,271

------------

288,771

------------
  ENGINEERING AND CONSTRUCTION -- 1.0%
   32,000 United Engineers (Malaysia) Berhad.....................
204,119

------------
  METALS AND MINING -- 0.9%
      400 Ashanti Goldfields, ADR................................
8,100
    2,650 Nucor Corporation......................................
151,381
    1,700 Pohang Iron & Steel, ADR...............................
37,187

------------

196,668

------------
  TRANSPORTATION -- 0.8%
   30,000 Hutchison Whampoa, Ltd.................................
182,735

------------
  REAL ESTATE -- 0.8%
    1,500 DeBartolo Realty Corporation...........................
19,500
    5,200 Starwood Lodging Trust.................................
154,700

------------

174,200

------------
  BIOTECHNOLOGY -- 0.6%
    2,500 Genentech Inc.+........................................
132,500

------------
  COSMETICS -- 0.5%
    2,250 International Flavors & Fragrances Inc.................
108,000

------------

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 PORTFOLIO OF INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

                               DECEMBER 31, 1995

VALUE
  SHARES
(NOTE 1)
  ------
--------
 COMMON STOCK -- (CONTINUED)
  DIVERSIFIED CHEMICALS -- 0.4%
    1,600  Hercules, Inc..........................................
$    90,200

-----------
  HEALTH CARE SERVICES -- 0.4%
    3,000  Apria Healthcare Group+................................
84,750

-----------
  TOYS, GAMES AND HOBBIES -- 0.4%
    2,500  Hasbro Inc.............................................
77,500

-----------
  SPECIALIZED COMPUTER -- 0.3%
    2,600  Silicon Graphics Inc.+.................................
71,500

-----------
  PETROLEUM -- DOMESTIC -- 0.0%#
      250  Union Texas Petroleum Holdings Inc.....................
4,844

-----------
  OTHER -- 1.9%
       50  Sig Schweiz Ag.........................................
104,510
   70,000  Tomkins Plc, ADR.......................................
306,019

-----------

410,529

-----------
           Total Common Stock
            ($18,312,440).........................................
20,159,058

-----------
 PRINCIPAL
  AMOUNT
 ---------
 U.S. GOVERNMENT AGENCY NOTE -- 0.7%
  (Cost $149,788)
 $150,000  Federal Home Loan Bank (FHLB),
            5.650% due 01/10/1996.................................
149,788

-----------
 CORPORATE BOND -- 0.5%
  (Cost $135,600)
  120,000  Reliance Industries Ltd.,
            3.500% due 11/03/1999.................................
121,200

-----------
 COMMERCIAL PAPER -- 8.2%
  155,000  Abbott Laboratories,
            5.800%## due 01/11/1996...............................
154,750
  355,000  Ciesco LP,
            5.650%## due 02/09/1996...............................
352,827

 PRINCIPAL
VALUE
  AMOUNT
(NOTE 1)
 ---------
--------
 $515,000  Corporate Asset Funding Company, Inc.,
            5.800%## due 01/02/1996...............................
$   514,917
  115,000  Delaware Funding Corporation,
            5.750%## due 01/12/1996...............................
114,798
  200,000  Hewlett-Packard Corporation,
            5.720%## due 01/05/1996...............................
199,873
  100,000  Home Depot, Inc.,
            5.900%## due 01/05/1996...............................
99,934
  335,000  Preferred Receivables Funding Corporation,
            5.770%## due 01/11/1996...............................
334,463

-----------
           Total Commercial Paper
            (Cost $1,771,562).....................................
1,771,562

-----------

TOTAL INVESTMENTS
 (COST $20,369,390*).........................................
102.5%  22,201,608
OTHER ASSETS AND LIABILITIES (NET)...........................
(2.5)   (550,323)
                                                              ----
-  -----------
NET ASSETS...................................................
100.0% $21,651,285

=====  ===========

------------
* Aggregate cost for federal tax purposes was $20,374,323.
+ Non-income producing security.
# Amount represents less than 0.1%.
## Rate represents annualized yield at date of purchase.

Abbreviations:
ADR -- American Depositary Receipt
Ord. -- Ordinary

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1995

                                   MANAGED     T. ROWE PRICE
QUEST FOR   QUEST FOR     U.S.     T. ROWE PRICE T. ROWE PRICE
                       MONEY        ASSET      INTERNATIONAL
VALUE       VALUE    GOVERNMENT     EQUITY        GROWTH
                      MARKET      ALLOCATION       STOCK
EQUITY     SMALL CAP  SECURITIES     INCOME         STOCK
                     PORTFOLIO    PORTFOLIO      PORTFOLIO
PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO
                    -----------  ------------  ------------- -----
------ ----------- ----------- ------------- -------------
ASSETS:
Investments, at
 value (Note 1)
 See accompanying
 schedule.........  $27,552,970  $197,905,319   $84,537,058
$70,684,400 $52,082,091 $12,223,932  $22,573,695   $22,201,608
Cash..............        3,300       --          6,690,340
100,181     217,617      52,036      --             34,938
Foreign currency
 (Cost $947,734,
 $53,307 and
 $58,410,
 respectively)....      --            --            952,157      -
-          --          --            53,636        58,413
Receivable for
 investment
 securities sold..      --          2,020,354       --
431,486     354,122     630,189      --            --
Receivable for
 Portfolio shares
 sold.............      --            102,619        75,681
90,732      38,106     244,822      152,110        47,285
Unrealized
 appreciation on
 forward foreign
 exchange
 contracts........      --            --                422      -
-          --          --           --            --
Unamortized
 organization
 costs (Note 5)...        3,438         3,438         3,438
7,311       7,311      14,664        9,710         9,710
Dividends and/or
 interest
 receivable.......       79,584       731,333       206,362
28,015      48,204     197,833       68,292        25,624
Prepaid expenses..        7,013        10,153         9,036
766         748          86          263            54
                    -----------  ------------   -----------  -----
------ ----------- -----------  -----------   -----------
Total Assets......   27,646,305   200,773,216    92,474,494
71,342,891  52,748,199  13,363,562   22,857,706    22,377,632
                    -----------  ------------   -----------  -----
------ ----------- -----------  -----------   -----------
LIABILITIES:
Payable for
 investment
 securities
 purchased........      --          1,648,632       --
2,640,870      95,000     625,509      718,752       692,836
Payable for
 Portfolio shares
 redeemed.........       54,348         4,993           799
4,846       4,123       4,114          513           285
Transfer agent
 fees payable.....           94            94            94
94          94          94           94            94
Investment
 management fee
 payable (Note
 2)...............       11,520       126,231        68,630
45,210      34,498       6,595       18,901        22,940
Custodian fees
 payable
 (Note 2).........        2,660         8,393        18,990
3,718       4,212       4,718        2,624         3,060
Due to Custodian..      --             56,464       --           -
-          --          --           199,182       --
Accrued dividends
 payable..........           87       --            --           -
-          --          --           --            --
Accrued expenses
 and other
 payables.........       26,429        52,719        34,127
17,719      13,442       4,364        7,146         7,132
                    -----------  ------------   -----------  -----
------ ----------- -----------  -----------   -----------
Total
 Liabilities......       95,138     1,897,526       122,640
2,712,457     151,369     645,394      947,212       726,347
                    -----------  ------------   -----------  -----
------ ----------- -----------  -----------   -----------
NET ASSETS........  $27,551,167  $198,875,690   $92,351,854
$68,630,434 $52,596,830 $12,718,168  $21,910,494   $21,651,285
                    ===========  ============   ===========
=========== =========== ===========  ===========   ===========
Investments, at
 Identified Cost..  $27,552,970  $161,734,468   $76,420,845
$58,635,063 $49,984,368 $11,901,378  $20,387,377   $20,369,390
                    ===========  ============   ===========
=========== =========== ===========  ===========   ===========
NET ASSETS CONSIST
 OF:
Undistributed net
 investment
 income...........  $   --       $  3,944,143   $   685,010  $
773,265 $   669,355 $   365,879  $   286,763   $    34,311
Accumulated net
 realized
 gain/(loss) on
 investments sold,
 forward foreign
 exchange
 contracts and
 foreign currency
 transactions.....         (215)   (9,011,239)   (4,439,914)
1,416,509   2,237,657     202,063      123,163       584,849
Net unrealized
 appreciation of
 investments,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other
 assets...........      --         36,170,851     8,121,655
12,049,327   2,097,723     322,554    2,186,189     1,831,195
Paid-in capital...   27,551,382   167,771,935    87,985,103
54,391,333  47,592,095  11,827,672   19,314,379    19,200,930
                    -----------  ------------   -----------  -----
------ ----------- -----------  -----------   -----------
  Total Net
   Assets.........  $27,551,167  $198,875,690   $92,351,854
$68,630,434 $52,596,830 $12,718,168  $21,910,494   $21,651,285
                    ===========  ============   ===========
=========== =========== ===========  ===========   ===========
NET ASSET VALUE,
 offering price
 and redemption
 price per share
 of beneficial
 interest
 outstanding......  $      1.00  $      16.28   $     12.19  $
14.23 $     12.22 $     11.39  $     13.05   $     13.72
                    ===========  ============   ===========
=========== =========== ===========  ===========   ===========
Number of
 Portfolio shares
 outstanding......   27,551,382    12,218,921     7,579,140
4,822,570   4,303,847   1,116,377    1,678,722     1,577,707
                    ===========  ============   ===========
=========== =========== ===========  ===========   ===========


                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 STATEMENT OF OPERATIONS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                     FOR THE YEAR ENDED DECEMBER 31, 1995*

                                          MANAGED    T. ROWE PRICE
QUEST FOR
                               MONEY       ASSET     INTERNATIONAL
VALUE
                               MARKET   ALLOCATION       STOCK
EQUITY
                             PORTFOLIO   PORTFOLIO     PORTFOLIO
PORTFOLIO
                             ---------- -----------  -------------
-----------
INVESTMENT INCOME:
Dividends (Net of
 foreign witholding
 taxes of $0, $0,
 $237,234, $1,925,
 $0, $0, $2,552, and
 $5,442
 respectively).......        $   --     $ 1,543,065   $1,601,906
$   636,939
Interest.............         1,401,697   3,938,183       56,559
562,355
                             ---------- -----------   ----------
-----------
  Total Investment
   Income............         1,401,697   5,481,248    1,658,465
1,199,294
                             ---------- -----------   ----------
-----------
EXPENSES:
Investment management
 fee (Note 2)........           117,465   1,388,652      759,830
395,205
Custodian fees (Note
 2)..................             8,574      50,856      156,560
12,361
Transfer agent fees..             1,125       1,125        1,125
1,125
Legal and audit
 fees................            --          79,335       30,341
12,448
Amortization of
 organization costs
 (Note 5)............            11,421      11,421       11,421
3,134
Trustees' fees and
 expenses (Note 2)...             1,303      10,506        4,857
2,854
Other................            --          17,481        6,470
--
                             ---------- -----------   ----------
-----------
  Total Expenses.....           139,888   1,559,376      970,604
427,127
                             ---------- -----------   ----------
-----------
NET INVESTMENT
 INCOME..............         1,261,809   3,921,872      687,861
772,167
                             ---------- -----------   ----------
-----------
REALIZED AND
 UNREALIZED GAIN/
 (LOSS) ON
 INVESTMENTS (NOTES 1
 AND 3):
Net realized
 gain/(loss) on:
 Securities..........                18  (4,595,305)  (4,333,998)
1,415,732
 Forward foreign
  exchange
  contracts..........            --         --          (330,069)
--
 Foreign currencies..            --         --           479,096
(39)
                             ---------- -----------   ----------
-----------
Net realized
 gain/(loss) on
 investments during
 the year............                18  (4,595,305)  (4,184,971)
1,415,693
                             ---------- -----------   ----------
-----------
Net change in
 unrealized
 appreciation/(depreciation)
 of:
 Securities..........            --      38,153,355   11,935,606
11,560,782
 Forward foreign
  exchange
  contracts..........            --         --               422
--
 Foreign currencies
  and net other
  assets.............            --         --            (5,843)
(10)
                             ---------- -----------   ----------
-----------
Net unrealized
 appreciation of
 investments during
 the year............            --      38,153,355   11,930,185
11,560,772
                             ---------- -----------   ----------
-----------
Net realized and
 unrealized gain on
 investments during
 the year............                18  33,558,050    7,745,214
12,976,465
                             ---------- -----------   ----------
-----------
NET INCREASE IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....        $1,261,827 $37,479,922   $8,433,075
$13,748,632
                             ========== ===========   ==========
===========

                              QUEST FOR     U.S.    T. ROWE PRICE
T. ROWE PRICE
                                VALUE    GOVERNMENT    EQUITY
GROWTH
                              SMALL CAP  SECURITIES    INCOME
STOCK
                              PORTFOLIO  PORTFOLIO    PORTFOLIO
PORTFOLIO
                              ---------- ---------- -------------
-------------
INVESTMENT INCOME:
Dividends (Net of
 foreign witholding
 taxes of $0, $0,
 $237,234, $1,925,
 $0, $0, $2,552, and
 $5,442
 respectively).......         $  443,342  $  --      $  259,644
$  117,803
Interest.............            589,645   420,332      128,184
66,915
                              ----------  --------   ----------
----------
  Total Investment
   Income............          1,032,987   420,332      387,828
184,718
                              ----------  --------   ----------
----------
EXPENSES:
Investment management
 fee (Note 2)........            339,672    42,531       70,664
75,681
Custodian fees (Note
 2)..................             13,979     1,910       17,179
29,762
Transfer agent fees..              1,125     1,125        1,125
1,125
Legal and audit
 fees................             10,383     1,222        5,193
5,357
Amortization of
 organization costs
 (Note 5)............              3,134     4,297        2,404
2,404
Trustees' fees and
 expenses (Note 2)...              2,428       429          548
591
Other................             --         3,454        4,543
4,391
                              ----------  --------   ----------
----------
  Total Expenses.....            370,721    54,968      101,656
119,311
                              ----------  --------   ----------
----------
NET INVESTMENT
 INCOME..............            662,266   365,364      286,172
65,407
                              ----------  --------   ----------
----------
REALIZED AND
 UNREALIZED GAIN/
 (LOSS) ON
 INVESTMENTS (NOTES 1
 AND 3):
Net realized
 gain/(loss) on:
 Securities..........          2,255,743   210,680      123,163
584,849
 Forward foreign
  exchange
  contracts..........             --         --          (1,353)
--
 Foreign currencies..             --         --            (377)
(33,417)
                              ----------  --------   ----------
----------
Net realized
 gain/(loss) on
 investments during
 the year............          2,255,743   210,680      121,433
551,432
                              ----------  --------   ----------
----------
Net change in
 unrealized
 appreciation/(depreciation)
 of:
 Securities..........          2,796,456   374,777    2,186,318
1,832,218
 Forward foreign
  exchange
  contracts..........             --         --          --
--
 Foreign currencies
  and net other
  assets.............             --         --            (129)
(1,023)
                              ----------  --------   ----------
----------
Net unrealized
 appreciation of
 investments during
 the year............          2,796,456   374,777    2,186,189
1,831,195
                              ----------  --------   ----------
----------
Net realized and
 unrealized gain on
 investments during
 the year............          5,052,199   585,457    2,307,622
2,382,627
                              ----------  --------   ----------
----------
NET INCREASE IN NET
 ASSETS RESULTING
 FROM OPERATIONS.....         $5,714,465  $950,821   $2,593,794
$2,448,034
                              ==========  ========   ==========
==========

------------
* The T. Rowe Price Equity Income Portfolio and the T. Rowe Price
Growth Stock
  Portfolio commenced operations on January 3, 1995.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                         YEAR ENDED DECEMBER 31, 1995*

                                     MANAGED     T. ROWE PRICE
QUEST FOR
                         MONEY        ASSET      INTERNATIONAL
VALUE
                        MARKET      ALLOCATION       STOCK
EQUITY
                       PORTFOLIO    PORTFOLIO     PORTFOLIO#
PORTFOLIO
                      -----------  ------------  ------------- ---
--------
Net investment
 income..........     $ 1,261,809  $  3,921,872   $   687,861  $
772,167
Net realized
 gain/(loss) on
 securities,
 forward foreign
 exchange
 contracts and
 foreign currency
 transactions
 during the
 year............              18    (4,595,305)   (4,184,971)
1,415,693
Net unrealized
 appreciation of
 securities,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other assets
 during the
 year............         --         38,153,355    11,930,185
11,560,772
                      -----------  ------------   -----------  ---
--------
Net increase in
 net assets
 resulting from
 operations......       1,261,827    37,479,922     8,433,075
13,748,632
Distributions to
 shareholders
 from net
 investment
 income..........      (1,263,251)   (3,105,304)      --
(311,416)
Distributions
 from net
 realized gains..         --            --         (1,955,766)
(141,867)
Net
 increase/(decrease)
 in net assets
 from Portfolio
 share
 transactions
 (Note 4)........       6,787,031    (7,948,127)    1,772,335
22,558,607
                      -----------  ------------   -----------  ---
--------
Net increase in
 net assets......       6,785,607    26,426,491     8,249,644
35,853,956
NET ASSETS:
Beginning of
 year............      20,765,560   172,449,199    84,102,210
32,776,478
                      -----------  ------------   -----------  ---
--------
End of year......     $27,551,167  $198,875,690   $92,351,854
$68,630,434
                      ===========  ============   ===========
===========
Undistributed net
 investment
 income..........     $   --       $  3,944,143   $   685,010  $
773,265
                      ===========  ============   ===========
===========

                       QUEST FOR      U.S.      T. ROWE PRICE T.
ROWE PRICE
                         VALUE     GOVERNMENT      EQUITY
GROWTH
                       SMALL CAP   SECURITIES      INCOME
STOCK
                       PORTFOLIO    PORTFOLIO     PORTFOLIO
PORTFOLIO
                      -----------  -----------  ------------- ----
---------
Net investment
 income..........     $   662,266  $   365,364   $   286,172   $
65,407
Net realized
 gain/(loss) on
 securities,
 forward foreign
 exchange
 contracts and
 foreign currency
 transactions
 during the
 year............       2,255,743      210,680       121,433
551,432
Net unrealized
 appreciation of
 securities,
 forward foreign
 exchange
 contracts,
 foreign
 currencies and
 net other assets
 during the
 year............       2,796,456      374,777     2,186,189
1,831,195
                      -----------  -----------   -----------   ---
--------
Net increase in
 net assets
 resulting from
 operations......       5,714,465      950,821     2,593,794
2,448,034
Distributions to
 shareholders
 from net
 investment
 income..........        (330,888)     (51,383)      --
--
Distributions
 from net
 realized gains..        (596,287)     --            --
--
Net
 increase/(decrease)
 in net assets
 from Portfolio
 share
 transactions
 (Note 4)........      11,843,218    8,313,442    19,316,700
19,203,251
                      -----------  -----------   -----------   ---
--------
Net increase in
 net assets......      16,630,508    9,212,880    21,910,494
21,651,285
NET ASSETS:
Beginning of
 year............      35,966,322    3,505,288       --
--
                      -----------  -----------   -----------   ---
--------
End of year......     $52,596,830  $12,718,168   $21,910,494
$21,651,285
                      ===========  ===========   ===========
===========
Undistributed net
 investment
 income..........     $   669,355  $   365,879   $   286,763   $
34,311
                      ===========  ===========   ===========
===========

------------
* The T. Rowe Price Equity Income Portfolio and the T. Rowe Price
Growth Stock
  Portfolio commenced operations on January 3, 1995.
# In 1995, the Portfolio's investment objective changed to one of an international basis from one of a global basis. Effective March
24, 1995, the
  Portfolio's name changed from Global Growth Portfolio to T. Rowe
Price
  International Stock Portfolio.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                         YEAR ENDED DECEMBER 31, 1994*

                                             MANAGED     T. ROWE
PRICE
                                 MONEY        ASSET
INTERNATIONAL
                                MARKET      ALLOCATION       STOCK
                               PORTFOLIO    PORTFOLIO
PORTFOLIO
                              -----------  ------------  ---------
----
Net investment
 income/(loss)..............  $   795,081  $  3,124,705   $
(122,578)
Net realized gain/(loss) on
 securities, written
 options, futures contracts,
 forward foreign exchange
 contracts, and foreign
 currency transactions
 during the year............         (233)   (4,159,641)
2,790,348
Net unrealized
 appreciation/(depreciation)
 of securities, futures
 contracts, foreign
 currencies and net other
 assets during the year.....      --         (8,136,219)
(7,874,657)
                              -----------  ------------   --------
---
Net increase/(decrease) in
 net assets resulting from
 operations.................      794,848    (9,171,155)
(5,206,887)
Distributions to
 shareholders from net
 investment income..........     (793,639)     (700,494)      --
Distributions from net
 realized gain on
 investments................       (1,442)      --            --
Net increase in net assets
 from Portfolio share
 transactions (Note 4)......    7,929,897    85,664,204
36,531,968
                              -----------  ------------   --------
---
Net increase in net assets..    7,929,664    75,792,555
31,325,081
NET ASSETS:
Beginning of year...........   12,835,896    96,656,644
52,777,129
                              -----------  ------------   --------
---
End of year.................  $20,765,560  $172,449,199
$84,102,210
                              ===========  ============
===========
Undistributed net investment
 income.....................  $     1,442  $  3,115,924   $   --
                              ===========  ============
===========
                               QUEST FOR    QUEST FOR      U.S.
                                 VALUE        VALUE     GOVERNMENT
                                EQUITY      SMALL CAP   SECURITIES
                               PORTFOLIO    PORTFOLIO   PORTFOLIO
                              -----------  -----------  ----------
Net investment
 income/(loss)..............  $   313,618  $   239,436  $   51,517
Net realized gain/(loss) on
 securities, written
 options, futures contracts,
 forward foreign exchange
 contracts, and foreign
 currency transactions
 during the year............      148,025      538,280
(8,236)
Net unrealized
 appreciation/(depreciation)
 of securities, futures
 contracts, foreign
 currencies and net other
 assets during the year.....      384,020   (1,022,910)
(52,223)
                              -----------  -----------  ----------
Net increase/(decrease) in
 net assets resulting from
 operations.................      845,663     (245,194)
(8,942)
Distributions to
 shareholders from net
 investment income..........      (20,569)     --           --
Distributions from net
 realized gain on
 investments................      --           --           --
Net increase in net assets
 from Portfolio share
 transactions (Note 4)......   20,773,622   23,512,950   3,514,230
                              -----------  -----------  ----------
Net increase in net assets..   21,598,716   23,267,756   3,505,288
NET ASSETS:
Beginning of year...........   11,177,762   12,698,566      --
                              -----------  -----------  ----------
End of year.................  $32,776,478  $35,966,322  $3,505,288
                              ===========  ===========  ==========
Undistributed net investment
 income.....................  $   312,553  $   333,146  $   51,561
                              ===========  ===========  ==========

------------
* The U.S. Government Securities Portfolio commenced operations on
May 13,
  1994.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                             MONEY MARKET PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH
YEAR

                               YEAR      YEAR      YEAR      YEAR
PERIOD
                              ENDED     ENDED     ENDED     ENDED
ENDED
                             12/31/95  12/31/94  12/31/93
12/31/92  12/31/91*
                             --------  --------  --------  -------
-  ---------
OPERATING PERFORMANCE:
Net asset value, beginning
 of year...................  $   1.00  $   1.00  $   1.00  $
1.00  $   1.00
                             --------  --------  --------  -------
-  --------
Net investment income#.....    0.0540    0.0337    0.0218
0.0287    0.0377
                             --------  --------  --------  -------
-  --------
Distributions:
Dividends from net
 investment income.........   (0.0540)  (0.0336)  (0.0218)
(0.0287)  (0.0377)
Distributions from net
 realized gains............     --      (0.0001)    --        --
--
                             --------  --------  --------  -------
-  --------
Total distributions........   (0.0540)  (0.0337)  (0.0218)
(0.0287)  (0.0377)
                             --------  --------  --------  -------
-  --------
Net asset value, end of
 year......................  $   1.00  $   1.00  $   1.00  $
1.00  $   1.00
                             ========  ========  ========
========  ========
Total return++.............      5.54%     3.41%     2.19%
2.90%     3.84%
                             ========  ========  ========
========  ========
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)....................  $ 27,551  $ 20,766  $ 12,836  $
4,527  $  1,907
Ratio of net investment
 income to average net
 assets....................      5.37%     3.58%     2.19%
2.84%     5.02%+
Ratio of operating expenses
 to average net assets**...      0.60%     0.85%     0.99%
0.91%     0.00%+

------------
* The Portfolio commenced operations on April 8, 1991.
** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the years ended December
   31, 1993 and December 31, 1992, and the period ended December
31, 1991 were
   1.23%, 2.37% and 8.48%, respectively.
+ Annualized.
++ Total return represents aggregate total return for the periods indicated.
# Net investment income/(loss) before waiver of fees and/or reimbursement of expenses by investment manager for the years ended December 31, 1993,
  December 31, 1992 and the period ended December 31, 1991 was
$0.0195, $0.0140
  and $(0.0259), respectively.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                       MANAGED ASSET ALLOCATION PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH
YEAR

                            YEAR       YEAR        YEAR
YEAR
                           ENDED       ENDED       ENDED
ENDED
                          12/31/95  12/31/94+++ 12/31/93+++
12/31/92+++
                          --------  ----------- ----------- ------
-----
Operating performance:
Net asset value,
 beginning of year......  $  13.48   $  14.30     $ 12.31     $
11.37
                          --------   --------     -------     ----
---
Net investment income#..      0.33       0.28        0.23
0.24
Net realized and
 unrealized gain/ (loss)
 on investments.........      2.72      (1.03)       1.84
0.77
                          --------   --------     -------     ----
---
Net increase/ (decrease)
 in net assets resulting
 from investment
 operations.............      3.05      (0.75)       2.07
1.01
Dividends from net
 investment income......     (0.25)     (0.07)      (0.08)
(0.07)
                          --------   --------     -------     ----
---
Net asset value, end of
 year...................  $  16.28   $  13.48     $ 14.30     $
12.31
                          ========   ========     =======
=======
Total return++..........     22.91%    (5.28)%      16.79%
9.01%
                          ========   ========     =======
=======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............  $198,876   $172,449     $96,657
$14,055
Ratio of net investment
 income to average net
 assets.................      2.12%      2.03%       1.71%
2.11%
Ratio of operating
 expenses to average net
 assets**...............      0.84%      0.90%       1.12%
1.18%
Portfolio turnover
 rate...................        93%        67%         67%
50%
                           PERIOD
                            ENDED
                          12/31/91*
                          ---------
Operating performance:
Net asset value,
 beginning of year......   $10.00
                           ------
Net investment income#..     0.10
Net realized and
 unrealized gain/ (loss)
 on investments.........     1.27
                           ------
Net increase/ (decrease)
 in net assets resulting
 from investment
 operations.............     1.37
Dividends from net
 investment income......     --
                           ------
Net asset value, end of
 year...................   $11.37
                           ======
Total return++..........    13.70%
                           ======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............   $4,247
Ratio of net investment
 income to average net
 assets.................     4.54%+
Ratio of operating
 expenses to average net
 assets**...............     0.00%+
Portfolio turnover
 rate...................       61%


------------
* The Portfolio commenced operations on April 8, 1991.
** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December
   31, 1992 and the period ended December 31, 1991 were 1.73% and 5.18%, respectively.
+ Annualized.
++ Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income/(loss) before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 was $0.18 and $(0.01), respectively.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH
YEAR

                             YEAR      YEAR        YEAR
YEAR
                            ENDED     ENDED        ENDED
ENDED
                          12/31/95## 12/31/94   12/31/93+++
12/31/92+++
                          ---------- --------   ----------- ------
-----
OPERATING PERFORMANCE:
Net asset value,
 beginning of year......   $ 11.31   $ 11.99      $ 10.12
$10.52
                           -------   -------      -------     ----
--
Net investment
 income/(loss)#.........      0.09     (0.02)       (0.04)
0.00***
Net realized and
 unrealized gain/(loss)
 on investments.........      1.06     (0.66)        1.91
(0.38)
                           -------   -------      -------     ----
--
Net increase/(decrease)
 in net assets resulting
 from investment
 operations.............      1.15     (0.68)        1.87
(0.38)
                           -------   -------      -------     ----
--
Distributions:
Dividends from net
 investment income......      --        --          --
(0.02)
Distributions from net
 realized gains.........     (0.27)     --          --          --
                           -------   -------      -------     ----
--
Total distributions.....     (0.27)     --          --
(0.02)
                           -------   -------      -------     ----
--
Net asset value, end of
 year...................   $ 12.19   $ 11.31      $ 11.99
$10.12
                           =======   =======      =======
======
Total return++..........     10.37%   (5.67)%       18.48%
(3.61)%
                           =======   =======      =======
======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............   $92,352   $84,102      $52,777
$6,305
Ratio of net investment
 income/(loss) to
 average net assets.....      0.81%    (0.16)%      (0.31)%
0.01%
Ratio of operating
 expenses to average net
 assets**...............      1.15%     1.16%        1.52%
1.43%
Portfolio turnover
 rate...................       111%       88%          37%
34%
                            PERIOD
                             ENDED
                           12/31/91*
                           ---------
OPERATING PERFORMANCE:
Net asset value,
 beginning of year......    $10.00
                            ------
Net investment
 income/(loss)#.........      0.06
Net realized and
 unrealized gain/(loss)
 on investments.........      0.46
                            ------
Net increase/(decrease)
 in net assets resulting
 from investment
 operations.............      0.52
                            ------
Distributions:
Dividends from net
 investment income......      --
Distributions from net
 realized gains.........      --
                            ------
Total distributions.....      --
                            ------
Net asset value, end of
 year...................    $10.52
                            ======
Total return++..........      5.20%
                            ======
RATIOS TO AVERAGE NET
 ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (in 000's).............    $3,200
Ratio of net investment
 income/(loss) to
 average net assets.....      3.18%+
Ratio of operating
 expenses to average net
 assets**...............      0.00%+
Portfolio turnover
 rate...................         0%

------------
* Effective March 24, 1995, the name of the Global Growth
Portfolio was changed
  to T. Rowe Price International Stock Portfolio, and the investment objective was changed from investment on a global basis to investment on an international basis (i.e., in non-U.S. companies). The Portfolio commenced operations on April 8, 1991.
** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December
   31, 1992 and the period ended December 31, 1991 were 2.10% and 6.83%, respectively.
*** Amount represents less than $0.01 per share.
+ Annualized.
++ Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment loss before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended
  December 31, 1991 was $(0.07) and $(0.07), respectively.
## Rowe Price-Fleming International, Inc. became the Portfolio's
Adviser
   effective January 3, 1995.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                        QUEST FOR VALUE EQUITY PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH
YEAR

                                                 YEAR      YEAR
PERIOD
                                                ENDED     ENDED
ENDED
                                               12/31/95  12/31/94
12/31/93*+++
                                               --------  --------
------------
OPERATING PERFORMANCE:
Net asset value, beginning of year...........  $ 10.69   $ 10.28
$ 10.00
                                               -------   -------
-------
Net investment income#.......................     0.15      0.09
0.05
Net realized and unrealized gain on
 investments.................................     3.52      0.33
0.23
                                               -------   -------
-------
Net increase in net assets resulting from
 investment operations.......................     3.67      0.42
0.28
                                               -------   -------
-------
Distributions:
Dividends from net investment income.........    (0.09)    (0.01)
--
Distributions from net realized gains........    (0.04)     --
--
                                               -------   -------
-------
Total distributions..........................    (0.13)    (0.01)
--
                                               -------   -------
-------
Net asset value, end of year.................  $ 14.23   $ 10.69
$ 10.28
                                               =======   =======
=======
Total return++...............................    34.59%     4.09%
2.80%
                                               =======   =======
=======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)...........  $68,630   $32,776
$11,178
Ratio of net investment income to average net
 assets......................................     1.56%     1.31%
0.84%+
Ratio of operating expenses to average net
 assets**....................................     0.86%     1.02%
1.30%+
Portfolio turnover rate......................       28%       56%
1%

------------
* The Portfolio commenced operations on May 27, 1993.
** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.
+ Annualized.
++ Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income before waiver of fees by investment manager for the period ended December 31, 1993 was $0.00.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                      QUEST FOR VALUE SMALL CAP PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH
YEAR

                                              YEAR       YEAR
PERIOD
                                             ENDED       ENDED
ENDED
                                            12/31/95  12/31/94+++
12/31/93*+++
                                            --------  -----------
------------
OPERATING PERFORMANCE:
Net asset value, beginning of year......... $ 10.98     $ 11.18
$ 10.00
                                            -------     -------
-------
Net investment income#.....................    0.15        0.10
0.22
Net realized and unrealized gain/(loss) on
 investments...............................    1.36       (0.30)
0.96
                                            -------     -------
-------
Net increase/(decrease) in net assets
 resulting from investment operations......    1.51       (0.20)
1.18
                                            -------     -------
-------
Distributions:
Dividends from net investment income.......   (0.10)      --
--
Distributions from net realized gains......   (0.17)      --
--
                                            -------     -------
-------
Total distributions........................   (0.27)      --
--
                                            -------     -------
-------
Net asset value, end of year............... $ 12.22     $ 10.98
$ 11.18
                                            =======     =======
=======
Total return++.............................   14.05%      (1.79)%
11.80%
                                            =======     =======
=======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
 DATA:
Net assets, end of year (in 000's)......... $52,597     $35,966
$12,699
Ratio of net investment income to average
 net assets................................    1.56%       0.89%
3.98%+
Ratio of operating expenses to average net
 assets**..................................    0.87%       1.03%
1.30%+
Portfolio turnover rate....................      75%         77%
41%

------------
* The Portfolio commenced operations on May 4, 1993.
** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.
+ Annualized.
++ Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income before waiver of fees by investment manager for the period ended December 31, 1993 was $0.18.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH
YEAR

                                                          YEAR
PERIOD
                                                         ENDED
ENDED
                                                        12/31/95
12/31/94*+++
                                                        --------
------------
OPERATING PERFORMANCE:
Net asset value, beginning of year..................... $  9.96
$10.00
                                                        -------
------
Net investment income#.................................    0.30
0.24
Net realized and unrealized gain/(loss) on
 investments...........................................    1.25
(0.28)
                                                        -------
------
Net increase/(decrease) in net assets resulting from
 investment operations.................................    1.55
(0.04)
                                                        -------
------
Dividends from net investment income...................   (0.12)
--
                                                        -------
------
Net asset value, end of year........................... $ 11.39
$ 9.96
                                                        =======
======
Total return++.........................................   15.64%
(0.40)%
                                                        =======
======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..................... $12,718
$3,505
Ratio of net investment income to average net assets...    5.58%
4.14%+
Ratio of operating expenses to average net assets**....    0.84%
0.78%+
Portfolio turnover rate................................     161%
100%

------------
* The Portfolio commenced operations on May 13, 1994.
** Annualized operating expense ratio before waiver of fees and reimbursement of expenses by investment manager for the period ended December
31, 1994 was
   1.83%.
+ Annualized.
++ Total return represents aggregate total return for the periods indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
# Net investment income before fees waived and reimbursement of expenses by investment manager for the period ended December 31, 1994 was $0.18.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEAR

YEAR

ENDED

12/31/95*+++

------------
OPERATING PERFORMANCE:
Net asset value, beginning of year................................
$ 10.00

-------
Net investment income.............................................
0.34
Net realized and unrealized gain on investments...................
2.71

-------
Net increase in net assets resulting from investment operations...
3.05

-------
Net asset value, end of year......................................
$ 13.05

=======
Total return++....................................................
30.50%

=======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)................................
$21,910
Ratio of net investment income to average net assets..............
3.24%+
Ratio of operating expenses to average net assets.................
1.15%+
Portfolio turnover rate...........................................
16%

------------
* The Portfolio commenced operations on January 3, 1995.
+ Annualized
++ Total return represents aggregate total return for the period indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 FINANCIAL HIGHLIGHTS
------------------------------------------------------------------
--------------
                             ENDEAVOR SERIES TRUST

                      T. ROWE PRICE GROWTH STOCK PORTFOLIO

             FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEAR

YEAR

ENDED

12/31/95*+++

------------
OPERATING PERFORMANCE:
Net asset value, beginning of year................................
$ 10.00

-------
Net investment income.............................................
0.08
Net realized and unrealized gain on investments...................
3.64

-------
Net increase in net assets resulting from investment operations...
3.72

-------
Net asset value, end of year......................................
$ 13.72

=======
Total return++....................................................
37.20%

=======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)................................
$21,651
Ratio of net investment income to average net assets..............
0.69%+
Ratio of operating expenses to average net assets.................
1.26%+
Portfolio turnover rate...........................................
64%

------------
* The Portfolio commenced operations on January 3, 1995.
+ Annualized.
++ Total return represents aggregate total return for the period indicated.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.

                       See Notes to Financial Statements.

------------------------------------------------------------------
--------------
 NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1995

1. SIGNIFICANT ACCOUNTING POLICIES

Endeavor Series Trust (the "Fund") was organized as a "Massachusetts business trust" on November 19, 1988 under the laws of the Commonwealth of Massachusetts. The Fund is registered with the Securities and Exchange
Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers eight managed investment portfolios: Money Market Portfolio, Managed Asset Allocation
Portfolio, T. Rowe Price International Stock Portfolio (formerly
Global Growth
Portfolio), Quest for Value Equity Portfolio, Quest for Value
Small Cap
Portfolio, U.S. Government Securities Portfolio, T. Rowe Price
Equity Income
Portfolio and T. Rowe Price Growth Stock Portfolio (each a "Portfolio" and collectively the "Portfolios"). The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION:

MONEY MARKET PORTFOLIO: The Money Market Portfolio's investments are valued on the basis of amortized cost under the guidance of the Board of Trustees, based on their determination that this constitutes fair value. Amortized cost involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

MANAGED ASSET ALLOCATION PORTFOLIO, T. ROWE PRICE INTERNATIONAL
STOCK
PORTFOLIO, QUEST FOR VALUE EQUITY PORTFOLIO, QUEST FOR VALUE SMALL
CAP
PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, T. ROWE PRICE
EQUITY INCOME
PORTFOLIO AND T. ROWE PRICE GROWTH STOCK PORTFOLIO:

Generally, a Portfolio's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by, or under the direction of, the Board of Trustees. Portfolio securities for which the primary market is on a domestic or foreign exchange, or which are traded over-the-counter and quoted on the NASDAQ System, are valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively traded, these investments are stated at fair value as determined under the direction of the Board of Trustees.
Short-term investments that mature in 60 days or less are valued at amortized cost which approximates market value.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York
Stock Exchange that will not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of
Trustees. All securities and other assets of the Portfolios initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date.
Realized gains and
losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

FORWARD FOREIGN CURRENCY CONTRACTS:

The T. Rowe Price International Stock Portfolio, the U.S.
Government Securities
Portfolio, the T. Rowe Price Equity Income Portfolio and T. Rowe
Price Growth
Stock Portfolio may engage in forward foreign currency exchange contracts. Each
Portfolio engages in foreign currency exchange transactions to protect against changes in future exchange rates. Forward foreign currency

------------------------------------------------------------------
--------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1995

exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Portfolio as an unrealized gain or loss. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investment securities, and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments and net other assets. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Money Market Portfolio are declared daily and paid monthly. Dividends from net investment income of the Managed
Asset Allocation Portfolio, T. Rowe Price International Stock Portfolio, Quest for Value Equity Portfolio, Quest for Value Small Cap Portfolio, U.S.
Government Securities Portfolio, T. Rowe Price Equity Income
Portfolio and T.
Rowe Price Growth Stock Portfolio are declared and paid at least annually. For all Portfolios, all net realized long-term or short-term capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income, gains and losses on various investment securities held by a Portfolio, timing differences in the recognition of income, gains and losses and differing characterizations of distributions made by the Fund.

Permanent differences incurred during the year ended December 31,
1995
resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income and paid-in capital as follows:

                                         INCREASE/(DECREASE)
INCREASE/(DECREASE)
                            DECREASE      UNDISTRIBUTED NET
ACCUMULATED
                         PAID-IN CAPITAL  INVESTMENT INCOME
REALIZED GAIN/LOSS
                         --------------- ------------------- -----
--------------
Managed Asset Allocation
 Portfolio..............         --           $ 11,651
$(11,651)
T. Rowe Price
 International Stock
 Portfolio..............         --             (2,851)
2,851
Quest for Value Equity
 Portfolio..............         --                (39)
39
Quest for Value Small
 Cap Portfolio..........     $(4,831)            4,831
--
U.S. Government
 Securities Portfolio...         --                337
(337)
T. Rowe Price Equity
 Income Portfolio.......      (2,321)              591
1,730
T. Rowe Price Growth
 Stock Portfolio........      (2,321)          (31,096)
33,417

FEDERAL INCOME TAXES:

The Fund intends that each Portfolio separately qualify annually as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

2. INVESTMENT MANAGEMENT FEE, ADMINISTRATIVE FEE, INVESTMENT
ADVISORY FEE AND
  OTHER RELATED PARTY TRANSACTIONS

The Fund is managed by Endeavor Investment Advisers (the
"Investment Manager")
pursuant to a management agreement. The Investment Manager is a general partnership of which Endeavor Management Co. is the managing partner. The

------------------------------------------------------------------
--------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1995

Investment Manager is responsible for providing investment management and administrative services to the Fund, including selecting the investment advisers (the "Advisers") for the Fund's Portfolios. As compensation for these services, the Fund pays the Investment Manager a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates: Money Market Portfolio--.50%; Managed Asset Allocation
Portfolio--.75%; T. Rowe Price International Stock Portfolio--
 .90%; Quest for
Value Equity Portfolio--.80%; Quest for Value Small Cap Portfolio-
-.80%; U.S.
Government Securities Portfolio--.65%, T. Rowe Price Equity Income
Portfolio--
 .80% and T. Rowe Price Growth Stock Portfolio--.80%.

From the investment management fees, the Investment Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio. The Investment Manager also pays the fees and expenses of First Data Investor Services Group, Inc. ("FDISG"), formerly The
Shareholder Services Group, Inc., the Fund's Administrator. FDISG assists the
Investment Manager in the performance of its administrative responsibilities to the Fund. As compensation for these services, the Investment Manager pays FDISG a fee computed and payable monthly at an annual rate of .15% of each
Portfolio's average daily net assets, but not less than an aggregate $320,000 per annum.

TCW Funds Management, Inc. ("TCW"), a wholly-owned subsidiary of
The TCW Group,
Inc., serves as the Adviser to the Money Market Portfolio and the Managed Asset
Allocation Portfolio pursuant to separate investment advisory agreements between the Investment Manager and TCW. As compensation for its services as investment adviser, the Investment Manager pays TCW a monthly fee based on a percentage of the average daily net assets of each Portfolio at the following annual rates: Money Market Portfolio--.25% and Managed Asset Allocation
Portfolio--.375%, subject to reduction in certain circumstances.

Rowe Price-Fleming International, Inc. ("Price-Fleming"), a joint venture wholly-owned by T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert
Fleming Holdings Limited, serves as the Adviser to the T. Rowe
Price
International Stock Portfolio. As compensation for its services as investment adviser, the Investment Manager pays Price-Fleming a monthly fee at the annual rate of .75% of the average daily net assets of the Portfolio up to $20 million, .60% of the average daily net assets of the Portfolio in excess of $20 million up to $50 million and .50% of the average daily net assets of the
Portfolio in excess of $50 million. At such time as the average daily net assets of the Portfolio exceed $200 million, the fee shall be .50% of total average daily net assets.

OpCap Advisers ("OpCap") (formerly, Quest for Value Advisors), a subsidiary of
Oppenheimer Capital, serves as the Adviser to the Quest for Value
Equity
Portfolio and the Quest for Value Small Cap Portfolio pursuant to separate investment advisory agreements between the Investment Manager and OpCap. As compensation for its services as investment adviser, the Investment Manager pays OpCap a monthly fee at the annual rate of .40% of the average daily net assets of each Portfolio.

The Boston Company Asset Management, Inc. ("Boston Company"), a wholly-owned subsidiary of The Boston Company, Inc., which is an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"), serves as the Adviser to the
U.S. Government Securities Portfolio. As compensation for its services as investment adviser, the Investment Manager pays Boston Company a monthly fee at the annual rate of .15% of the average daily net assets of the Portfolio.

T. Rowe Price serves as the Adviser to the T. Rowe Price Equity
Income
Portfolio and to the T. Rowe Price Growth Stock Portfolio. As compensation for its services as investment adviser, the Investment Manager pays T. Rowe Price a monthly fee at the annual rate of .40% of the average daily net assets of each
Portfolio.

From time to time the Investment Manager may waive a portion or all of the fees otherwise payable to it and/or reimburse expenses. The Investment Manager has voluntarily undertaken to waive its fees and has agreed to bear certain expenses so that total expenses do not exceed the following percentages of the respective Portfolio's average daily net assets: Money Market Portfolio--.99%,
Managed Asset Allocation Portfolio--1.25%, T. Rowe Price
International Stock
Portfolio--1.53%, Quest for Value Equity Portfolio--1.30%, Quest for Value
Small Cap Portfolio--1.30%, U.S. Government Securities Portfolio--
1.00%, T.
Rowe Price Equity Income Portfolio--1.30% and T. Rowe Price Growth
Stock
Portfolio--1.30%. For the year ended December 31, 1995, the Investment Manager did not waive any fees.

Boston Safe Deposit and Trust Company, an indirect wholly-owned subsidiary of
Mellon, serves as the Fund's custodian. FDISG serves as the Fund's transfer agent.

For the year ended December 31, 1995, the Fund incurred total brokerage commissions of $800,235, of which $68,807 was paid to Oppenheimer & Company,
Inc., $28,875 was paid to Jardine Fleming Group Ltd., $15,101 was paid to Ord
Minnett Securities, Ltd., Australia, $536 was paid to Boston Safe
Deposit and
Trust Company and $5,991 was paid to Robert Fleming Holdings Ltd., brokers affiliated with certain of the Fund's Advisers.

No director, officer or employee of the Investment Manager, Endeavor Management
Co., the Advisers or FDISG received any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not a

------------------------------------------------------------------
--------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1995

director, officer or employee of the Investment Manager, Endeavor
Management
Co., the Advisers, FDISG or any of their affiliates $2,500 per annum plus $500 per regularly scheduled meeting attended and reimburses them for travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1995 were as follows:

                                                  PURCHASES
                                         -------------------------
--
                                         U.S. GOVERNMENT    OTHER
                                         --------------- ---------
--
Managed Asset Allocation Portfolio...... $103,934,758
$62,889,670
T. Rowe Price International Stock
 Portfolio..............................      --
89,501,031
Quest for Value Equity Portfolio........    1,230,732
26,399,536
Quest for Value Small Cap Portfolio.....      --
25,811,548
U.S. Government Securities Portfolio....   15,303,665
2,742,575
T. Rowe Price Equity Income Portfolio...      614,710
16,396,965
T. Rowe Price Growth  Stock Portfolio...    1,215,253
22,205,962

                                                    SALES
                                         -------------------------
--
                                         U.S. GOVERNMENT    OTHER
                                         --------------- ---------
--
Managed Asset Allocation Portfolio...... $109,380,477
$60,940,640
T. Rowe Price International Stock
 Portfolio..............................      --
86,396,139
Quest for Value Equity Portfolio........      --
11,365,697
Quest for Value Small Cap Portfolio.....      --
24,389,746
U.S. Government Securities Portfolio....    8,807,780
679,901
T. Rowe Price Equity Income Portfolio...      --
1,195,805
T. Rowe Price Growth  Stock Portfolio...      285,218
5,267,478

At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                     TAX BASIS
TAX BASIS
                                                     UNREALIZED
UNREALIZED
                                                    APPRECIATION
DEPRECIATION
                                                    ------------ -
-----------
Managed Asset Allocation Portfolio................  $38,341,749
$2,175,056
T. Rowe Price International Stock Portfolio.......   10,578,591
2,613,757
Quest for Value Equity Portfolio..................   12,798,173
748,836
Quest for Value Small Cap Portfolio...............    4,474,041
2,395,354
U.S. Government Securities Portfolio..............      323,261
769
T. Rowe Price Equity Income Portfolio.............    2,233,342
47,024
T. Rowe Price Growth Stock Portfolio..............    2,222,684
395,399


                                                      TAX BASIS
                                                    NET UNREALIZED
                                                     APPRECIATION
                                                    --------------
Managed Asset Allocation Portfolio................   $36,166,693
T. Rowe Price International Stock Portfolio.......     7,964,834
Quest for Value Equity Portfolio..................    12,049,337
Quest for Value Small Cap Portfolio...............     2,078,687
U.S. Government Securities Portfolio..............       322,492
T. Rowe Price Equity Income Portfolio.............     2,186,318
T. Rowe Price Growth Stock Portfolio..............     1,827,285


4. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of shares of beneficial interest without par value of one or more series. Shares of the Fund are presently divided into eight series of shares, each series representing one of the Fund's eight Portfolios. Since the Money Market Portfolio has sold shares, issued shares as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions. Changes in shares of beneficial interest were as follows:

                                                      YEAR ENDED
YEAR ENDED
                                                       12/31/95
12/31/94
                                                     ------------
------------
                                                        SHARES
SHARES
                                                         AND
AND
                                                        AMOUNT
AMOUNT
                                                     ------------
------------
      MONEY MARKET PORTFOLIO:
      Sold.......................................... $ 30,419,863
$ 45,203,115
      Issued as reinvestment of dividends...........    1,263,109
795,101
      Redeemed......................................  (24,895,941)
(38,068,319)
                                                     ------------
------------
      Net increase.................................. $  6,787,031
$  7,929,897
                                                     ============
============

------------------------------------------------------------------
--------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1995

                                                           YEAR
ENDED

12/31/95
                                                     -------------
-----------
                                                       SHARES
AMOUNT
                                                     ----------  -
-----------
MANAGED ASSET ALLOCATION PORTFOLIO:
Sold............................................      1,296,208  $
19,290,512
Issued as reinvestment of dividends.............        217,458
3,105,304
Redeemed........................................     (2,086,757)
(30,343,943)
                                                     ----------  -
-----------

Net increase/(decrease).........................       (573,091) $
(7,948,127)
                                                     ==========
============

                                                           YEAR
ENDED

12/31/94
                                                     -------------
-----------
                                                       SHARES
AMOUNT
                                                     ----------  -
-----------
MANAGED ASSET ALLOCATION PORTFOLIO:
Sold............................................      7,481,433
$105,519,649
Issued as reinvestment of dividends.............         51,507
700,494
Redeemed........................................     (1,501,444)
(20,555,939)
                                                     ----------  -
-----------

Net increase/(decrease).........................      6,031,496  $
85,664,204
                                                     ==========
============
                                                           YEAR
ENDED

12/31/95
                                                     -------------
-----------
                                                       SHARES
AMOUNT
                                                     ----------  -
-----------
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:
Sold............................................      1,370,945  $
15,673,385
Issued as reinvestment  of dividends............        172,314
1,955,766
Redeemed........................................     (1,403,454)
(15,856,816)
                                                     ----------  -
-----------
Net increase....................................        139,805  $
1,772,335
                                                     ==========
============

                                                           YEAR
ENDED

12/31/94
                                                     -------------
-----------
                                                       SHARES
AMOUNT
                                                     ----------  -
-----------
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO:
Sold............................................      3,863,597  $
46,291,043
Issued as reinvestment  of dividends............         --
--
Redeemed........................................       (825,338)
(9,759,075)
                                                     ----------  -
-----------
Net increase....................................      3,038,259  $
36,531,968
                                                     ==========
============

                                                            YEAR
ENDED

12/31/94
                                                     -------------
-----------
                                                       SHARES
AMOUNT
                                                     ----------  -
-----------
QUEST FOR VALUE EQUITY PORTFOLIO:
Sold............................................      2,222,471  $
28,332,580

Issued as reinvestment of dividends.............         38,284
453,284
Redeemed........................................       (504,238)
(6,227,257)
                                                     ----------  -
-----------
Net increase....................................      1,756,517  $
22,558,607
                                                     ==========
============

                                                     -------------
-----------
                                                       SHARES
AMOUNT
                                                     ----------  -
-----------
QUEST FOR VALUE EQUITY PORTFOLIO:
Sold............................................      2,263,679  $
23,775,158

Issued as reinvestment of dividends.............          1,968
20,569
Redeemed........................................       (286,695)
(3,022,105)
                                                     ----------  -
-----------
Net increase....................................      1,978,952  $
20,773,622
                                                     ==========
============

                                                           YEAR
ENDED

12/31/95
                                                     -------------
-----------
                                                       SHARES
AMOUNT
                                                     ----------  -
-----------
QUEST FOR VALUE SMALL CAP PORTFOLIO:
Sold............................................      1,595,481  $
18,222,669
Issued as reinvestment of dividends.............         85,375
927,175
Redeemed........................................       (653,036)
(7,306,626)
                                                     ----------  -
-----------
Net increase....................................      1,027,820  $
11,843,218
                                                     ==========
============

                                                           YEAR
ENDED

12/31/94
                                                     -------------
-----------
                                                       SHARES
AMOUNT
                                                     ----------  -
-----------
QUEST FOR VALUE SMALL CAP PORTFOLIO:
Sold............................................      2,529,233  $
27,717,481
Issued as reinvestment of dividends.............         --
--
Redeemed........................................       (388,929)
(4,204,531)
                                                     ----------  -
-----------
Net increase....................................      2,140,304  $
23,512,950
                                                     ==========
============
                                                           YEAR
ENDED

12/31/95
                                                     -------------
-----------
                                                       SHARES
AMOUNT
                                                     ----------  -
-----------
U.S. GOVERNMENT SECURITIES PORTFOLIO:
Sold............................................      1,060,461  $
11,485,921
Issued as reinvestment  of dividends............          4,969
51,383
Redeemed........................................       (301,075)
(3,223,862)
                                                     ----------  -
-----------
Net increase....................................        764,355  $
8,313,442
                                                     ==========
============

                                                          PERIOD
ENDED

12/31/94*
                                                     -------------
-----------
                                                       SHARES
AMOUNT
                                                     ----------  -
-----------
U.S. GOVERNMENT SECURITIES PORTFOLIO:
Sold............................................        392,939  $
3,921,745
Issued as reinvestment  of dividends............         --
--
Redeemed........................................        (40,917)
(407,515)
                                                     ----------  -
-----------
Net increase....................................        352,022  $
3,514,230
                                                     ==========
============

------------------------------------------------------------------
--------------
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1995

                                                              YEAR
ENDED

12/31/95*
                                                         ---------
-------------
                                                          SHARES
AMOUNT
                                                         ---------
-----------
      T. ROWE PRICE EQUITY INCOME PORTFOLIO
      Sold.............................................. 1,809,529
$20,726,649
      Redeemed..........................................
(130,807)  (1,409,949)
                                                         ---------
-----------
      Net increase...................................... 1,678,722
$19,316,700
                                                         =========
===========
                                                              YEAR
ENDED

12/31/95*
                                                         ---------
-------------
                                                          SHARES
AMOUNT
                                                         ---------
-----------
      T. ROWE PRICE GROWTH STOCK PORTFOLIO:
      Sold.............................................. 1,804,168
$21,881,004
      Redeemed..........................................
(226,461)  (2,677,753)
                                                         ---------
-----------
      Net increase...................................... 1,577,707
$19,203,251
                                                         =========
===========

     ------------
     * The U.S. Government Securities Portfolio commenced operations on May
       13, 1994. The T. Rowe Price Equity Income Portfolio and the
T. Rowe
       Price Growth Stock Portfolio commenced operations on
January 3, 1995.

5. ORGANIZATION COSTS

Organization costs are amortized on a straight-line basis over a period of five years from the commencement of operations of each Portfolio. In the event that any of the initial shares (Money Market Portfolio -- 100,000 shares, Managed
Asset Allocation Portfolio -- 10,000 shares, T. Rowe Price
International Stock
Portfolio -- 10,000 shares, Quest for Value Equity Portfolio -- 10 shares,
Quest for Value Small Cap Portfolio -- 10 shares, U.S. Government
Securities
Portfolio -- 10 shares, T. Rowe Price Equity Income Portfolio --
10 shares, and
T. Rowe Price Growth Stock Portfolio -- 10 shares) owned by a separate account of PFL Life Insurance Company are redeemed during such amortization period, the redemption proceeds will be reduced for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption. The Fund bears the expense of registering and qualifying its shares of the various Portfolios for distribution under Federal and state securities regulations.

6. FOREIGN SECURITIES

The Portfolios may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of
U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

  The T. Rowe Price International Stock Portfolio's investment policies prohibit it from investing more than 15% of the market or other fair value of its total assets in illiquid securities, including securities that are not readily marketable, securities that are restricted as to disposition under
Federal securities laws or otherwise, repurchase agreements maturing in more than seven days, interest only and principal only mortgage-backed securities, certain options traded in the over-the-counter market and the securities to which such options relate. In purchasing securities which could not be sold by the T. Rowe Price International Stock Portfolio without registration under the
Securities Act of 1933, as amended, the T. Rowe Price
International Stock
Portfolio will endeavor to obtain the right to registration at the expense of the issuer. There generally will be a lapse of time between the decision by the
T. Rowe Price International Stock Portfolio to sell any such security and the registration of the security permitting the sale. During any such period, the security will be subject to market fluctuations.

7. CAPITAL LOSS CARRYFORWARD

  As of December 31, 1995, the Portfolios had available for federal tax purposes unused capital loss carryforwards as follows:

                          EXPIRING IN 2000 EXPIRING IN 2001
EXPIRING IN 2002
                          ---------------- ---------------- ------
----------
Money Market Portfolio..           --               --         $
215
Managed Asset Allocation
 Portfolio..............      $ 54,786         $191,566
3,991,365
T. Rowe Price
 International Stock
 Portfolio..............           --               --
--

                          EXPIRING IN 2003
                          ----------------
Money Market Portfolio..            --
Managed Asset Allocation
 Portfolio..............     $4,769,364
T. Rowe Price
 International Stock
 Portfolio..............      4,376,757

------------------------------------------------------------------
--------------
 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1995

To the Board of Trustees and Shareholders
Endeavor Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Endeavor Series Trust (the "Fund", comprising, respectively, the Money Market, Managed Asset Allocation, T. Rowe
Price International Stock (formerly Global Growth), Quest for
Value Equity,
Quest for Value Small Cap, T. Rowe Price Equity Income, T. Rowe
Price Growth
Stock, and U.S. Government Securities Portfolios) as of December
31, 1995, and
the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 1995, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Endeavor Series Trust at December 31,
1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


[ART]

Boston, Massachusetts
February 9, 1996

------------------------------------------------------------------
--------------
 MEETING OF SHAREHOLDERS (UNAUDITED)
------------------------------------------------------------------
--------------

                             ENDEAVOR SERIES TRUST

                               DECEMBER 31, 1995
A Special Meeting of Shareholders of the Global Growth Portfolio (currently known as T. Rowe Price International Stock Portfolio (the "Portfolio")) was held on March 24, 1995, at which time shareholders approved (i) a new investment advisory agreement between the Investment Advisers and Price-
Fleming; (ii) a change to the Portfolio's investment objective;
(iii) an
amendment to the Portfolio's investment restriction regarding illiquid securities and a change of this restriction to non-fundamental; and (iv) an amendment to the Portfolio's investment restriction regarding borrowing.

With regard to the approval of the new investment advisory agreement, 6,667,781 votes were cast in favor of the proposal, 148,173 votes were cast against the proposal and 592,692 votes abstained. With regard to the approval of the change to the Portfolio's investment objective, 6,519,608 votes were cast in favor of the proposal, 296,346 votes were cast against the proposal and 592,692 votes abstained. With regard to the approval of an amendment to the Portfolio's investment restriction regarding illiquid securities and to change this restriction to non-fundamental, 6,223,263 votes were cast in favor of the proposal, 444,519 votes were cast against the proposal and 740,865 votes abstained. With regard to the approval of an amendment to the Portfolio's investment restriction regarding borrowing, 6,075,090 votes were cast in favor of the proposal, 666,778 votes were cast against the proposal and 666,778 votes abstained.